UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 October 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	FMVQX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority  –  which determines whether the government will be under split control or a Democrat majority  –  rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Dividend Value Fund. David assumed portfolio management responsibilities in 2015 and Evan joined the portfolio management team for the Fund in 2019.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David Johnson, CFA, and Andrew Rem, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017. Effective October 1, 2020, Andrew Rem is no longer a portfolio manager for the Fund.
On April 27, 2020, the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Funds, Inc. approved the reorganization of the Nuveen Large Cap Value Fund (the “Target Fund”), into the Nuveen Dividend Value Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. The reorganization was completed after the close of business on December 4, 2020 (subsequent to the end of the reporting period).
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2020.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, de-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
spite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S. - China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Nuveen Dividend Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund’s investment objective is long-term growth of capital and income. During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a diversified portfolio of stocks with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will offer the potential for future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.
The Fund’s underperformance versus the Russell 1000® Value benchmark and Lipper peers was primarily the result of stock selection in the communication services, financials, utilities and consumer sectors. Underweight positions in the consumer staples and materials sectors were also detrimental. The Fund experienced favorable results from security selection in the information technology and real estate sectors. An overweight position in information technology and an underweight position in real estate also aided results.
The communication services sector was the most significant performance detractor during the reporting period. The Fund held an underweight position in Verizon Communications Inc. for much of the reporting period, which was a drag on results because the stock was a relative outperformer within the Russell 1000® Value Index. We viewed Verizon as a source of cash and used proceeds from its sale midway through the reporting period to invest in what we believed to be more attractive opportunities.
The utilities sector hindered performance, mainly driven by a position in electric utility FirstEnergy Corp. The company posted first quarter 2020 earnings driven by higher transmission margins and lower operating expenses, while also re-affirming guidance. However, the stock underperformed its peers after the company reiterated expectations for equity raises in 2022 and 2023 to fund growth. Shares were pressured under negative headline news about the predecessor company and its former parent company, however, management has maintained that FirstEnergy’s executives were not involved in the scheme. While it may take some time to sort out the culpability in the case, we believed the stock was oversold based on the news and that the fundamentals of the business were intact. The Fund continues to hold FirstEnergy in the portfolio given its attractive valuation versus its peers and the company’s resiliency through the COVID-19 crisis.
In the consumer discretionary sector, the Fund’s travel and leisure related holdings were negatively impacted by the temporary closures of resorts and casinos and the almost complete shutdown of air travel due to the COVID-19 crisis. Within the sector, the Fund’s most significant detractor was high end hotel and casino operator Wynn Resorts Limited. Prior to the COVID-19 crisis, Wynn Resorts had announced improving demand trends in China’s gaming enclave of Macau. However, given the level of uncertainty around when travel would return to pre-virus levels, we exited the position in March 2020.
Although the consumer discretionary sector detracted overall, the sector was also home to one standout performer, Target Corp, which has been one of the so-called COVID-19 beneficiaries. Prior to the crisis, Target was demonstrating some weakness following softer holiday season comparisons in categories such as toys and electronics. However, as shutdowns were enforced across the country, Target demonstrated its dominance as a fully integrated shopping experience retailer reporting a significant increase in digital sales. Toward the end of the reporting period, the retailer posted much better-than-expected revenue, margins and earnings on the back of strong same-store comparable sales and digital sales momentum across departments and geographies. Target saw rebounds in home, apparel, beauty and general merchandise, which are higher margin categories and helped offset digital cost pressures on gross margin. The company continues to take share from smaller retailers and the Fund continues to hold Target.
The energy sector was by far the worst performing sector in the index during the reporting period. The sector faced significant headwinds from the COVID-19 crisis as demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply excess. The price of crude oil fell to multi-decade lows before recovering somewhat but still remained below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. The Fund’s underweight position in the sector was helpful, particu-

Portfolio Managers’ Comments (continued)
larly to Exxon Mobil Corporation. However, the Fund still had several individual holdings that detracted such as exploration and production firms Concho Resources Inc. and Pioneer Natural Resources Co. Given the heightened uncertainty, fundamental issues and supply/demand headwinds, we eliminated all energy exposure in the first half of the reporting period, but re-established a position in Pioneer in the second half of the reporting period after the outlook for the sector improved slightly.
The financial sector as a whole was also hard hit during the reporting period as credit risks escalated after many businesses were forced to shut down across the nation in an attempt to curb the COVID-19 crisis. The sector was down nearly 18% in the index during the reporting period. Within the financials sector, Citigroup Inc., along with many other banks, underperformed because of the impact from materially lower interest rates and the fears of write-downs on loan products. Later in the reporting period, Citigroup’s shares were further pressured following a conservative third quarter 2020 outlook provided by management at an industry conference. In addition, The Wall Street Journal indicated that there is the potential for regulatory actions in response to the company’s failure to improve risk management systems. Although we reduced the Fund’s overweight position, we continued to hold Citigroup. Capital One Financial Corporation, which offers credit cards, various types of loans, banking services and savings accounts, also underperformed in the financials sector. The company detracted due to stress on the consumer credit markets as many local businesses across the nation were forced to shut down and lay off workers during March 2020. We decided to exit the Fund’s position in Capital One. Finally, the Fund saw weak results from Hartford Financial Services Group Inc., a provider of commercial and personal property and casualty insurance as well as wealth management products. The worker’s compensation business faced headwinds with added claims related to the COVID-19 crisis, coupled with lost premiums due to rising unemployment. We exited this position late in the reporting period.
The financial sector was also home to several standouts including JPMorgan Chase & Co. The company posted strong fourth quarter 2019 results with better-than-expected performance in terms of net interest income and investment banking. Following the favorable results, we sold out of the position for more attractively valued opportunities.
Morgan Stanley reported mixed quarterly results as earnings results were below consensus estimates but trading revenue helped prop up the business. The company compares well among banking peers because its wealth management business complements its more volatile investment banking business. The acquisition of E-Trade will also help Morgan Stanley expand its investment management business into a more diversified client base. Because of these strong complementary businesses and other factors, we continued to hold Morgan Stanley in the Fund’s portfolio. Finally, the Fund’s performance benefited from our avoidance of Wells Fargo & Company, which saw its shares sell off sharply during the reporting period.
The health care sector was the standout performer in the index and several of the Fund’s holdings outpaced the sector. The majority of the outperformance occurred prior to the COVID-19 induced sell-off. Although health care was not immune from losses, the defensive nature of the sector helped the group hold up better than the overall market. The Fund’s position in biopharmaceutical firm Gilead Sciences Inc. contributed favorably to relative performance. The company is a leader in the development and marketing of anti-infective drugs with approved products for the treatment of HIV/AIDS, hepatitis C, hepatitis B and pulmonology diseases. Gilead Sciences’ shares benefited earlier in the reporting period from the COVID-19 crisis as the company worked on remdesivir, an experimental antiviral drug has been used to treat patients with COVID-19. The company received an emergency use authorization from the U.S. Food and Drug Administration on May 1, 2020 to use it for severely ill patients and clinical trials continued on the drug throughout the reporting period. However, we sold the Fund’s position after questions lingered about whether the drug is indeed effective in lowering the recovery time from the illness.
Also, several of the Fund’s managed care holdings, including Humana Inc. and UnitedHealth Group Inc., benefited from regulatory commentary out of Washington that was better than feared, which caused a rally in the sector. Humana’s management increased its expectations of individual Medicare Advantage membership growth, while UnitedHealth’s fastest growing health services segment, Optum, will soon be its most profitable. We continued to hold positions in Humana and UnitedHealth at the end of the reporting period.
Although the heath care sector contributed positively overall, Pfizer Inc. detracted. Shortly after we initiated a position partway through the reporting period, Pfizer reported that it halted a study on the application of its largest drug Ibrance for breast cancer, causing the stock to trade lower. However, we continued to hold Pfizer in the portfolio because we believe the company has a number of potential catalysts in the near term, room for margin expansion and an attractive dividend yield.

The information technology sector was the leading contributor to performance at a sector level driven by outperformance of Taiwan Semiconductor Manufacturing Co. Ltd. This manufacturer of integrated circuits and semiconductor wafer devices reported strong second quarter 2020 earnings and management raised its full year growth outlook based on a stronger 5G demand curve. We continued to like the backdrop going into the end of 2020 and hold this position as the market anticipates the Apple 5G ramp and the Huawei risk is now factored into guidance.
Also in the information technology sector, Broadcom Inc. posted solid earnings and refuted the narrative that cloud and telecommunications spending is slowing down. While the company highlighted weaker enterprise demand, 5G driven telecommunications and data center buildouts have driven the upside and are expected to continue to do so. We maintained the Fund’s position in Broadcom for several other reasons including the strong management team and its history of execution, industry-leading market position and fundamentals, attractive dividend yield and favorable valuation.
In the real estate sector, wireless infrastructure based real estate investment trust (REIT) Crown Castle International Corp. performed strongly during the reporting period. The stock initially dropped after reporting mixed fourth quarter 2019 revenue due to a new way the company is accounting for tower installation revenue. However, Crown Castle’s shares were able to quickly recover as investors gained clarity and remained optimistic regarding the company’s deal with T-Mobile. Investors were also encouraged after the company reported no material impact on its business from the COVID-19 crisis. We continued to hold Crown Castle in the Fund’s portfolio because the company is well positioned to benefit from the continuing need for wireless capacity in the U.S.
Nuveen Mid Cap Value Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell Midcap® Value Index and outperformed the Lipper Mid-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1 billion and $40 billion, which is based on the June 26, 2020 annual reconstitution of the Russell Midcap® Index. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund outperformed its Lipper peers, benefiting from stock selection in the consumer discretionary, information technology and financial sectors. An overweight position in the information technology sector and underweight in the real estate sector was also helpful. On the other hand, results fell short of the Russell Midcap® Value Index primarily due to stock selection in the industrials, energy and communication services sectors. An underweight position in the strongly performing materials sector was also detrimental.
The consumer discretionary sector was the strongest performing area within the Fund’s portfolio led by homebuilder D.R. Horton Inc. The housing market remained strong throughout the COVID-19 crisis and homebuilding stocks as an industry outperformed the broader market due to strong sales in the low interest rate environment. D.R. Horton reported its fourth straight quarter of double-

Portfolio Managers’ Comments (continued)
digit earnings growth with results coming in well ahead of expectations across all metrics as new home demand accelerated in May and June 2020 after some disruption in March and April 2020. The company has a well established position with inventory to serve first time home buyers and very strong execution. Due to the strong fundamental backdrop and reasonable valuation, we continued to own D.R. Horton.
Also in the consumer discretionary sector, shares of electronics retailer Best Buy Co. Inc. contributed to the Fund’s relative performance. Although shares sold off sharply in March 2020, they subsequently rallied and reached new all time highs because electronics demand has remained elevated during the COVID-19 crisis. On top of strong results for the company, Best Buy raised its outlook for the holiday season as the company continued to gain market share. We continued to hold Best Buy in the Fund’s portfolio.
The Fund also saw strength from shares of recreational marine product manufacturer Brunswick Corporation. While near-term results were negatively impacted by the COVID-19 crisis, first quarter 2020 results were better than feared. Also, management’s outlook for the second half of 2020 remained cautiously optimistic after underlying boating demand stayed strong despite the ongoing COVID-19 crisis. We continued to own shares of Brunswick.
Dollar General Corp, discount store operator also aided performance results. Although its shares were flat at the end of 2019 and into January 2020, they held up well during the broad market sell-off and continued to advance later in the reporting period. As a seller of both household products and food supplies at cheaper prices, the company benefited from purchasing shifts caused by the COVID-19 crisis. Dollar General reported better-than-expected margin improvement and same store sales during its most recent earnings call. The company is also accelerating investments in hopes to sustain margin and sales momentum. We continued to own shares given the company’s growing but economically defensive business.
In the information technology sector, software and consulting firm Synopsys Inc. benefited the Fund’s relative performance. The company’s primary end market, semiconductor manufacturing, had a strong recovery from the first quarter 2020 and demand remained robust during the reporting period. The company was able to report earnings ahead of expectations driven by strong semiconductor design activity. Despite the economic uncertainty, Synopsys’ business has remained stable and management was able to reiterate fiscal year guidance. We continued to own Synopsys given its resilient business model.
Shares of semiconductor manufacturer Marvell Technology Group Ltd also contributed favorably. The stock rallied during the reporting period given the company’s end market exposure to data centers in its networking segment as well as exposure to 5G. We continued to own Marvell Technology given its strong fundamental positioning in the industry.
In the financials sector, a position in Nasdaq Inc., a market services and exchange company, was the top contributor during reporting period. As technology stocks became the safe haven during the COVID-19 crisis, the company’s business benefited significantly. Nasdaq has diversified sources of revenue, benefiting from trading volumes and information services, however, the company’s growth specifically within index services helped it outperform consensus expectations. The Fund continues to hold the stock in the portfolio.
In the strongly performing materials sector, chemical products producer Huntsman Corp was the top contributor. The company beat consensus expectations in its most recent earnings release due to strong margins in its core Polyurethanes business. Huntsman has successfully repositioned its business to focus on polyurethanes, which is an industry that has benefited from recovering demand in the construction and auto markets. We continued to hold the stock in the Fund’s portfolio.
In the health care sector, United Therapeutics Corp, a biotechnology company, contributed favorably to the Fund’s performance. The stock had been under pressure for several years because the company’s primary drug, Remodulin, faced generic competition in 2019. However, with two new product line extensions expected in 2020, consensus expectations were for the Remodulin franchise to grow at least through 2021. Although the stock sold off slightly later in the reporting period after investors added to more cyclical opportunities, we continued to own United Therapeutics given the company’s strong balance sheet, compelling valuation, expected pipeline extensions and longer-term growth opportunities.
The industrials sector was the most significant detractor within the Fund’s portfolio, mainly due to holdings in the airline industry, which sold off as the COVID-19 crisis caused unprecedented travel restrictions. United Airlines Holdings Inc., reported fourth quarter 2019 results largely in line with expectations, however, guidance was later withdrawn and management suspended share buybacks and an-

nounced a massive reduction in capacity. Additionally, the company raised $2 billion in new liquidity through a term loan facility. We sold the position in late April 2020, to reduce exposure to travel related stocks. Alaska Air Group Inc., guided to a loss of roughly $200 million per month by June 2020 with expectations of break even by the end of 2020. However, we continued to own Alaska Air given its geographical footprint, strong balance sheet position and lower cost profile compared to larger carriers.
Industrial machinery manufacturer Crane Co. also underperformed. Weakness in certain end markets, namely oil and gas plus aerospace and defense, pressured the stock later in the reporting period. Due to timing of revenue recognition, the company reported above-consensus second quarter 2020 results and guidance was largely left unchanged. We continued to own Crane in the Fund.
The industrials sector was also home to one notable performance contributor, railroad operator Kansas City Southern. Shares began to rally following news that multiple private equity firms considered bidding for the company. Management rejected an offer from Blackstone and GIP, which valued the company at $20 billion. The company’s second quarter 2020 results were mixed due to weaker carload data; however, management noted improving carload data as volumes have returned to pre-COVID-19 crisis levels. We continued to own Kansas City Southern in the Fund.
The energy sector was the worst performing sector in the index during the reporting period. The sector faced significant headwinds from the COVID-19 crisis as demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply excess. The price of crude oil fell to multi-decade lows before recovering somewhat but still remained below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. Three of the Fund’s exploration and production holdings were notable detractors within the sector including Marathon Oil Corporation, WPX Energy Inc. and Concho Resources Inc. Given the uncertainty in the oil sector, we sold our position in Marathon Oil during the reporting period. The Fund maintained its positions in the other two stocks. WPX Energy reported strong second quarter 2020 operating results with production, earnings and cash flow all beating expectations, but more importantly agreed to a “merger of equals” with Devon Energy in late September 2020. Meanwhile, Concho Resources agreed to be purchased by Conoco Phillips in October 2020, which will provide some cost savings.
Stock selection was also weak in the communication services sector where a position in TEGNA, Inc. detracted from performance. The company owns and operates broadcast television stations in more than 50 markets throughout the U.S. Fundamentals proved resilient during the first quarter 2020 with positive contributions from political advertising spending, but has since slowed with advertising spending in general decelerating. TEGNA has recently been an acquisition target, receiving multiple bids from other media and private equity entities, however due to the economic uncertainty, these deals are currently on hold. Additionally, the company has been in an ongoing battle with an activist investor. We continued to own TEGNA given the company’s strong portfolio of assets across top markets throughout the U.S. as well its strong digital business.
Within the real estate sector, New York based SL Green Realty Corp. detracted from relative performance. The company is heavily invested in the New York metro area and investors were concerned about future cash flows given the broad shutdown in the city and the potential for the COVID-19 crisis to change how people live and work in the city. Despite the near-term headwinds, we continued to own SL Green given the company’s high quality and diversified portfolio and its strong liquidity position.
The utilities sector also hindered performance, mainly driven by a position in electric utility FirstEnergy Corp. The company posted a first quarter 2020 earnings beat driven by higher transmission margins and lower operating expenses, while also re-affirming guidance. However, the stock underperformed its peers after the company reiterated expectations for equity raises in 2022 and 2023 to fund growth. Shares were pressured under negative headline news about the predecessor company and its former parent company, however, management has maintained that FirstEnergy’s executives were not involved in the scheme. Given it may take some time to sort out the culpability in the case, and we saw other opportunities based on our bottom-up analysis, we exited the Fund’s position in FirstEnergy.
Nuveen Small Cap Value Fund

Portfolio Managers’ Comments (continued)
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies within the broad Russell 2000® Index, which has a market capitalization range of $100 million to $11 billion based on the June 26, 2020 reconstitution of the index. During the reporting period, we continued to focus on building a well diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
Shutting down the U.S. economy in an effort to stop the spread of the COVID-19 hit the small-cap segment hard, particularly the Russell 2000® Value benchmark. The value component of the Russell 2000® underperformed growth by more than 27% during the reporting period as we continued to witness an unprecedented gap in valuations between small-cap value and small-cap growth stocks across all sectors. This performance differential was due to uncertainty surrounding the depth and duration of the COVID-19 crisis downturn and the timing and slope of the eventual economic recovery. The Fund’s underperformance versus the Russell 2000® Value benchmark and Lipper peers was primarily the result of stock selection in the industrials, health care, consumer discretionary and energy sectors. An underweight position in the strongly performing consumer staples sector was also detrimental. On the other hand, the Fund experienced favorable results from security selection in the communication services and financials sector. An overweight position in the information technology sector also aided results.
In the industrials sector, the Fund saw weak results from SP Plus Corp., a provider of parking management, ground transportation and other ancillary services to commercial, institutional and municipal clients. The company’s results came in below expectations in an extremely difficult environment as all of its end markets have been negatively impacted by the COVID-19 crisis, including airports, hospitality, business and health care. However, SP Plus generated strong and positive free cash flow and guided that this trend will continue for the second half of 2020. Although we trimmed back the Fund’s position twice during the reporting period, it was not enough to offset stock weakness. More recently, the Fund added back to SP Plus exposure as the economy makes measured progress toward recovery.
The Fund also saw weak results from Brink’s Company, a global provider of secure logistics and cash management services. The stock came under pressure with the mandated closing of economies due to the COVID-19 crisis, which reduced demand for cash-in-transit and cash management services among retail customers. We were encouraged by Brink’s ability to gain market share from its rollout of a low cost cash management service in conjunction with management’s ability to optimize the company’s cost structure in the downturn. However, we eventually exited Brink’s because uncertainty remains about the health and recovery of the company’s customer base.
Two industrial sector holdings also benefited performance, including Air Transport Services Group Inc., which primarily leases aircraft to airfreight companies as well as providing additional services around core leasing. The company has benefited from converting passenger aircrafts to freighters and leasing the planes to Amazon.com as the e-commerce giant has experienced huge increases in orders and shipping due to the COVID-19 crisis. Air Transport has also seen increased business from shipping giants UPS and DHL, while the company has had little exposure or negative impact from the COVID-19 crisis. We have maintained the Fund’s position in Air Transport.

The Fund also saw strength from Gibraltar Industries Inc., an industrial products company that operates in the residential, infrastructure and renewable energy segments. The firm’s second quarter 2020 report came in well ahead of expectations as its business is demonstrating more resilience than expected. Gibraltar Industries experienced strong margin improvement in two of its segments, most impressively in industrial and infrastructure. We trimmed the Fund’s exposure but still maintain a solid position.
In the health care sector, a position in equipment and service provider Natus Medical Inc. underperformed during the reporting period. The company is focused on screening, diagnosis, detection, treatment and monitoring of common medical ailments in newborn care, hearing impairment and neurological dysfunction. The stock came under pressure because some of Natus Medical’s business has exposure, both directly and indirectly, to elective procedures. We have maintained the Fund’s position given the company’s clean balance sheet and cost takeout initiatives.
The health care sector was also home to one standout performer, United Therapeutics Corp., a commercial stage biotechnology company with a drug platform focused on pulmonary arterial hypertension, interstitial lung disease and chronic obstructive pulmonary disease. The stock had been under pressure for several years because the company’s primary drug, Remodulin, faced generic competition in 2019. However, with two new product line extensions expected in 2020, consensus expectations were for the Remodulin franchise to grow at least through 2021. Also, the firm’s product pipeline is very active, which we continue to believe will serve as a positive catalyst. Although the stock sold off slightly later in the reporting period after investors added to more cyclical opportunities, we continued to own United Therapeutics given the company’s strong balance sheet, compelling valuation, expected pipeline extensions and longer-term growth opportunities.
In the consumer discretionary sector, the most significant detractor was a position in G-III Apparel Group Ltd., a branded specialty apparel and accessories wholesaler and retailer. The company underperformed during the reporting period due to the shutdown impact of the COVID-19 crisis as retailers closed throughout the nation. The market was concerned that all retailers would face difficult liquidity conditions given the uncertainty of the shutdown. Although we believed G-III Apparel had a solid liquidity position, we decided to sell this holding in favor of Wolverine World Wide, Inc. because of that company’s strong market share within the construction and outdoor recreation footwear market.
In contrast, the consumer discretionary sector was also home to several standouts, including automobile retailer Group 1 Automotive Inc. The company, which has 75% of its exposure in the U.S., benefited from a strong auto market as clients sought out alternatives to public transportation, replaced aging vehicles and shifted from commuting to working from home. We continued to own this stock because we like the company’s exposure to this strong end market.
Also, recreational marine product manufacturer Brunswick Corp. turned in favorable results. While the company’s near-term results were negatively impacted by the COVID-19 crisis, first quarter 2020 results were better than feared. Also, management’s outlook for the second half of 2020 remained cautiously optimistic. Underlying boating demand remained strong as consumers looked for outdoor recreational activities during the COVID-19 crisis. We continued to own shares of Brunswick.
The energy sector was the worst performing sector in the index during the reporting period. The sector faced significant headwinds from the COVID-19 crisis as demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply excess. The price of crude oil fell to multi-decade lows before recovering somewhat but still remained below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. Two of the Fund’s holdings were particularly weak. The first, Helix Energy Solutions Group Inc., is the leading provider of offshore well intervention rigs and services that enable global exploration and production (E&P) operators to cost effectively improve the performance of existing offshore wells. We exited this position because it’s no longer economical for E&P companies to do any investment given the dramatic drop in oil prices. Second, SM Energy Company, a diversified E&P, came under pressure despite demonstrating improvement in cash flow generation through improved efficiency in the Permian basin. The company has some debt maturities in 2021 with limited hedging protection beyond 2020. Therefore, we also sold SM Energy to lower energy exposure.
While the real estate sector is typically defensive in nature, this hasn’t been the case during the COVID-19 crisis when people have had to shelter at home. The sector was down more than 30% in the index and the Fund’s real estate names did not hold up well, including Summit Hotel Properties Inc., a real estate investment trust (REIT) focused on hotels and lodging. While shares declined substantially

Portfolio Managers’ Comments (continued)
in the face of dwindling occupancy and travel, we continued to hold our position in light of the company’s high quality management team and its focus on value based property acquisition and management.
The Fund also saw weak performance results from Preferred Apartments Communities Inc., a diversified REIT focused on multi-family and student housing, office and grocery anchored retail properties. The stock has underperformed despite its better-than-expected occupancy and rent collection trends due to its higher leverage than its peers. The company lowered its dividend by one third in an effort to protect liquidity during the COVID-19 crisis. In late September 2020, the company announced the sale of its student housing properties with an expected close in December 2020. The stock has experienced strength on this news given the favorable pricing and capital injection from the sale. We remained investors in Preferred Apartments given improving operating trends, expectations of debt pay down and improving pandemic backdrop with the vaccine announcements.
The financial sector was a source of strength for the Fund, including insurance broker BRP Group Inc., which specializes in commercial and personal line segments along with Medicare solutions. The company reported strong quarterly results that beat consensus estimates as top line growth of 55% was driven by organic growth metrics that were five times greater than its larger public peers. BRP Group also continued to focus on adding high quality, fast growing partners through mergers and acquisitions. Given the company’s solid fundamentals and attractive valuation relative to its peers, we maintained the Fund’s position.
Also, in the financial sector, investment advisory firm Evercore Inc., which specializes in mergers and acquisitions, corporate restructuring, capital advisory as well as institutional sales and trading, performed well during the COVID-19 crisis. The company’s strategy to grow in excess of peers and gain market share is driven by an active pipeline of senior managing director hires in sectors and industries where Evercore doesn’t currently have a strong presence. This is evident through Evercore’s market share growth from low single digits in 2008 to high single digits in 2020, driving superior fundamental trends relative to peers. Given that valuation remains attractive, we remained invested in this holding.
Overall, holdings in the mortgage REIT area of the financials sector continued to detract from performance during the reporting period. These companies have yield driven business models that invest capital in secured, mortgage-backed loans serving both the residential and commercial/industrial industries. Mortgage REITs are typically viewed as a safe-haven for investors and exchange-traded funds (ETFs) because of their steady dividend payouts. However, the overall mortgage-backed security (MBS) market was dramatically disrupted by the rolling impact of the COVID-19 crisis because of increased concerns about credit defaults and liquidity. The Fund saw poor results from Ladder Capital Corp., which maintains a commercial real estate portfolio consisting of direct loans, direct real estate investment and commercial mortgage-backed securities (CMBS). Investors feared the company would be unable to continue generating favorable results because of its commercial credit exposure, liquidity concerns in the CMBS market and leverage being utilized. The downside was exacerbated as levered ETFs were forced to liquidate positions into an illiquid market. We maintained a small position in anticipation of improved confidence in the company’s ability to maintain both its portfolio liquidity and its dividend payout.
Results were also hindered by Invesco Mortgage Capital Inc., which invests in an array of MBS across multiple asset classes backed by commercial and residential mortgage loans. Market disruptions due to the COVID-19 crisis had a more severe impact on this company’s business model. Liquidity requirements forced Invesco Mortgage to enter into short-term forbearance talks with its financing counterparties and delay payment of its quarterly dividend. We liquidated the Fund’s position due to uncertainty regarding book value and dividend clarity.
In the information technology sector, the Fund benefited from a position in Alarm.com Holdings Inc., a leading provider of a cloud-based platform for professionally installed and monitored home and small business security systems. The company continued to show solid double-digit growth in residential subscriptions with consistently strong customer retention trends. Alarm.com also demonstrated some traction in its emerging small business security system subscriptions. The Fund first trimmed and then sold its position believing the share price had advanced ahead of secular fundamentals.
Finally, the Fund benefited from a position in Minerals Technologies Inc., a provider of specialty mineral products to broad end markets including the paper, steel, construction, energy and consumer products industries. The stock significantly outperformed the overall materials sector because of the relative stability of the company’s end markets in conjunction with management’s continued ability to improve the margin and cash flow profile of the business through cost controls, pricing, productivity improvements and debt reduction. Minerals Technology has also benefited from continued strength in consumer oriented products and its pipeline of new products during a challenging environment. We remained invested in this long-term holding.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	12/18/92	(13.12)%	4.74%	8.05%	1.11%
Class A Shares at maximum Offering Price	12/18/92	(18.14)%	3.51%	7.41%	-
Russell 1000® Value Index	-	(7.57)%	5.82%	9.48%	-
S&P 500® Index	-	9.71%	11.71%	13.01%	-
Lipper Equity Income Funds Classification Average	-	(4.98)%	6.27%	8.86%	-
Class C Shares	2/01/99	(13.75)%	3.96%	7.24%	1.86%
Class R3 Shares	9/24/01	(13.28)%	4.49%	7.78%	1.36%
Class I Shares	8/02/94	(12.96)%	5.00%	8.32%	0.86%

	Total Returns as of October 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	2/28/13	(12.80)%	5.13%	7.04%	0.72%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/22/87	(10.26)%	4.74%	7.66%	1.27%	1.17%
Class A Shares at maximum Offering Price	12/22/87	(15.43)%	3.51%	7.03%	-	-
Russell Midcap® Value Index	-	(6.94)%	5.32%	9.40%	-	-
Lipper Mid-Cap Core Funds Classification Average	-	(10.52)%	2.95%	7.57%	-	-
Class C Shares	2/01/99	(10.94)%	3.95%	6.86%	2.02%	1.92%
Class R3 Shares	9/24/01	(10.47)%	4.48%	7.39%	1.52%	1.42%
Class I Shares	2/04/94	(10.03)%	5.01%	7.92%	1.02%	0.92%

	Total Returns as of October 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/20/18	(9.91)%	(3.94)%	0.87%	0.77%
*     Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/94	(21.33)%	(0.92)%	6.50%	1.28%	1.20%
Class A Shares at maximum Offering Price	8/01/94	(25.84)%	(2.09)%	5.87%	-	-
Russell 2000® Value Index	-	(13.92)%	3.71%	7.06%	-	-
Lipper Small-Cap Value Funds Classification Average	-	(13.66)%	2.26%	6.51%	-	-
Class C Shares	2/01/99	(21.93)%	(1.66)%	5.71%	2.03%	1.95%
Class R3 Shares	9/24/01	(21.53)%	(1.16)%	6.24%	1.53%	1.45%
Class I Shares	8/01/94	(21.14)%	(0.68)%	6.76%	1.03%	0.95%

	Total Returns as of October 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(21.01)%	(1.54)%	0.83%	0.75%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of October 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Portfolio Composition (% of net assets)
Electric Utilities	8.3%
Semiconductors & Semiconductor Equipment	7.5%
Health Care Equipment & Supplies	6.0%
Capital Markets	5.6%
Consumer Finance	4.8%
Health Care Providers & Services	4.2%
Pharmaceuticals	3.9%
Machinery	3.9%
Banks	3.8%
Household Durables	3.4%
Specialty Retail	3.3%
Road & Rail	3.0%
Chemicals	2.9%
Mortgage Real Estate Investment Trust	2.8%
Multi-Utilities	2.7%
Tobacco	2.7%
Hotels, Restaurants & Leisure	2.6%
IT Services	2.5%
Insurance	2.4%
Biotechnology	2.3%
Other	19.7%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.5%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Morgan Stanley	2.9%
Philip Morris International Inc	2.7%
Fidelity National Information Services Inc	2.5%
Medtronic PLC	2.4%
AbbVie Inc	2.3%

Holding Summaries    as of October 31, 2020 (continued)
Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	100.0%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Portfolio Composition (% of net assets)
Machinery	7.6%
Equity Real Estate Investment Trust	7.5%
Household Durables	5.6%
Multi-Utilities	5.2%
Chemicals	4.8%
Banks	4.2%
Capital Markets	4.0%
Oil, Gas & Consumable Fuels	3.5%
Semiconductors & Semiconductor Equipment	3.4%
Software	3.2%
Health Care Providers & Services	2.9%
Electrical Equipment	2.8%
Food Products	2.7%
Insurance	2.6%
Electric Utilities	2.6%
Hotels, Restaurants & Leisure	2.6%
Specialty Retail	2.6%
Health Care Equipment & Supplies	2.5%
Building Products	2.2%
Mortgage Real Estate Investment Trust	2.1%
Road & Rail	2.0%
Biotechnology	2.0%
Diversified Financial Services	1.9%
Other	19.5%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Stanley Black & Decker Inc	2.3%
Marvell Technology Group Ltd	2.1%
DR Horton Inc	2.1%
Timken Co	2.1%
Huntsman Corp	2.1%

Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.4%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.5%
Equity Real Estate Investment Trust	7.6%
Insurance	4.8%
Thrifts & Mortgage Finance	4.2%
Machinery	3.5%
Capital Markets	3.5%
Oil, Gas & Consumable Fuels	3.0%
Electronic Equipment, Instruments & Components	3.0%
Professional Services	2.9%
Metals & Mining	2.9%
Household Durables	2.8%
Specialty Retail	2.7%
Auto Components	2.6%
Chemicals	2.6%
Gas Utilities	2.3%
Building Products	2.3%
Health Care Providers & Services	2.2%
Construction & Engineering	2.1%
Communications Equipment	2.0%
Semiconductors & Semiconductor Equipment	1.9%
Hotels, Restaurants & Leisure	1.9%
Air Freight & Logistics	1.8%
Construction Materials	1.6%
Other	19.7%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Radian Group Inc	1.9%
Banner Corp	1.9%
Kennametal Inc	1.8%
Air Transport Services Group Inc	1.8%
Investors Bancorp Inc	1.8%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2020.
The beginning of the period is May 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.82	$1,043.71	$1,046.64	$1,048.71	$1,048.50
Expenses Incurred During the Period	$ 5.61	$ 9.35	$ 6.84	$ 3.71	$ 4.27
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.66	$1,015.99	$1,018.45	$1,021.52	$1,020.96
Expenses Incurred During the Period	$ 5.53	$ 9.22	$ 6.75	$ 3.66	$ 4.22
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.82%, 1.33%, 0.72% and 0.83% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,118.15	$1,113.97	$1,116.70	$1,120.32	$1,119.62
Expenses Incurred During the Period	$ 6.23	$ 10.20	$ 7.56	$ 4.26	$ 4.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.25	$1,015.48	$1,018.00	$1,021.11	$1,020.51
Expenses Incurred During the Period	$ 5.94	$ 9.73	$ 7.20	$ 4.06	$ 4.67
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.80% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,101.91	$1,098.41	$1,100.98	$1,104.17	$1,103.39
Expenses Incurred During the Period	$ 6.34	$ 10.29	$ 7.60	$ 3.97	$ 5.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.10	$1,015.33	$1,017.90	$1,021.37	$1,020.36
Expenses Incurred During the Period	$ 6.09	$ 9.88	$ 7.30	$ 3.81	$ 4.82
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.44%, 0.75% and 0.95% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund, and Nuveen Small Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of
Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund, and Nuveen Small Cap Value Fund (three of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of
October 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 28, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Dividend Value Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.3%
	COMMON STOCKS – 98.3%
	Aerospace & Defense – 1.5%
241,889	L3Harris Technologies Inc	$ 38,970,737
	Banks – 3.8%
1,284,750	Citigroup Inc	53,214,345
1,086,380	Truist Financial Corp	45,758,325
	Total Banks	98,972,670
	Beverages – 1.5%
1,455,838	Keurig Dr Pepper Inc	39,162,042
	Biotechnology – 2.3%
720,388	AbbVie Inc	61,305,019
	Building Products – 2.0%
424,876	A O Smith Corp	21,961,841
451,886	Owens Corning	29,584,976
	Total Building Products	51,546,817
	Capital Markets – 5.6%
1,041,178	Bank of New York Mellon Corp	35,774,876
885,210	Charles Schwab Corp	36,390,983
1,575,612	Morgan Stanley	75,865,718
	Total Capital Markets	148,031,577
	Chemicals – 2.9%
703,792	Dow Inc	32,015,498
799,619	DuPont de Nemours Inc	45,482,329
	Total Chemicals	77,497,827
	Consumer Finance – 4.8%
526,999	American Express Co	48,083,389
812,779	Discover Financial Services	52,838,763
681,289	OneMain Holdings Inc	23,770,173
	Total Consumer Finance	124,692,325
	Diversified Financial Services – 1.2%
651,601	Voya Financial Inc	31,231,236
	Electric Utilities – 8.3%
506,116	American Electric Power Co Inc	45,515,012
427,772	Entergy Corp	43,299,082

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Electric Utilities (continued)
789,258	Evergy Inc	$43,567,042
1,313,252	Exelon Corp	52,385,622
1,076,089	FirstEnergy Corp	31,981,365
	Total Electric Utilities	216,748,123
	Electrical Equipment – 2.3%
373,139	Eaton Corp PLC	38,728,097
143,041	Hubbell Inc	20,813,896
	Total Electrical Equipment	59,541,993
	Entertainment – 1.2%
424,795	Activision Blizzard Inc	32,169,725
	Equity Real Estate Investment Trust – 1.9%
318,197	Crown Castle International Corp	49,702,371
	Food & Staples Retailing – 2.3%
427,900	Walmart Inc	59,371,125
	Health Care Equipment & Supplies – 6.0%
645,518	Baxter International Inc	50,072,831
634,971	Medtronic PLC	63,859,034
332,174	Zimmer Biomet Holdings Inc	43,880,185
	Total Health Care Equipment & Supplies	157,812,050
	Health Care Providers & Services – 4.2%
150,639	Humana Inc	60,147,140
165,134	UnitedHealth Group Inc	50,388,989
	Total Health Care Providers & Services	110,536,129
	Hotels, Restaurants & Leisure – 2.6%
774,125	Wyndham Destinations Inc	25,259,699
265,910	Wyndham Hotels & Resorts Inc	12,367,474
330,571	Yum! Brands Inc	30,852,191
	Total Hotels, Restaurants & Leisure	68,479,364
	Household Durables – 3.4%
457,576	DR Horton Inc	30,570,653
1,741,081	Newell Brands Inc	30,747,490
154,175	Whirlpool Corp	28,516,208
	Total Household Durables	89,834,351
	Insurance – 2.4%
346,746	Allstate Corp	30,773,708
307,620	Marsh & McLennan Cos Inc	31,826,365
	Total Insurance	62,600,073

Shares	Description (1)	Value
	IT Services – 2.5%
523,606	Fidelity National Information Services Inc	$ 65,236,071
	Machinery – 3.9%
133,941	Caterpillar Inc	21,035,434
277,930	Stanley Black & Decker Inc	46,191,966
591,150	Timken Co	35,291,655
	Total Machinery	102,519,055
	Media – 2.3%
1,445,339	Comcast Corp	61,051,119
	Mortgage Real Estate Investment Trust – 2.8%
3,001,402	AGNC Investment Corp	41,929,586
4,644,344	Annaly Capital Management Inc	32,928,399
	Total Mortgage Real Estate Investment Trust	74,857,985
	Multiline Retail – 1.9%
326,240	Target Corp	49,660,253
	Multi-Utilities – 2.7%
1,309,480	CenterPoint Energy Inc	27,669,313
523,304	Dominion Energy Inc	42,042,243
	Total Multi-Utilities	69,711,556
	Oil, Gas & Consumable Fuels – 1.6%
1,448,612	Devon Energy Corp	12,936,105
1,298,275	Parsley Energy Inc, Class A	12,995,733
213,465	Pioneer Natural Resources Co	16,983,275
	Total Oil, Gas & Consumable Fuels	42,915,113
	Pharmaceuticals – 3.9%
934,163	AstraZeneca PLC, Sponsored ADR	46,857,616
1,570,733	Pfizer Inc	55,729,607
	Total Pharmaceuticals	102,587,223
	Road & Rail – 3.0%
193,232	Kansas City Southern	34,035,885
256,355	Union Pacific Corp	45,423,542
	Total Road & Rail	79,459,427
	Semiconductors & Semiconductor Equipment – 7.5%
425,861	Applied Materials Inc	25,223,747
169,895	Broadcom Inc	59,400,389
1,003,605	Marvell Technology Group Ltd	37,645,223
230,650	NXP Semiconductors NV	31,165,428
502,368	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	42,133,604
	Total Semiconductors & Semiconductor Equipment	195,568,391

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Specialty Retail – 3.3%
302,552	Best Buy Co Inc	$33,749,676
194,493	Home Depot Inc	51,873,228
	Total Specialty Retail	85,622,904
	Tobacco – 2.7%
980,630	Philip Morris International Inc	69,644,343
	Total Long-Term Investments (cost $2,531,500,041)	2,577,038,994

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2%
	REPURCHASE AGREEMENTS – 1.2%
$ 31,662	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $31,662,487, collarteralized $27,510,300 U.S. Treasury Notes, 0.375%, due 7/15/27, value $32,295,749	0.000%	11/02/20	$ 31,662,487
	Total Short-Term Investments (cost $31,662,487)			31,662,487
	Total Investments (cost $2,563,162,528) – 99.5%			2,608,701,481
	Other Assets Less Liabilities – 0.5%			13,085,808
	Net Assets – 100%			$ 2,621,787,289
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.0%
	COMMON STOCKS – 100.0%
	Aerospace & Defense – 1.5%
26,541	L3Harris Technologies Inc	$ 4,276,020
	Airlines – 1.3%
99,856	Alaska Air Group Inc, (2)	3,783,544
	Banks – 4.2%
61,275	East West Bancorp Inc	2,235,312
133,904	Fifth Third Bancorp	3,109,251
27,746	Signature Bank/New York NY	2,240,212
7,492	SVB Financial Group, (2)	2,177,925
52,192	Western Alliance Bancorp	2,150,310
	Total Banks	11,913,010
	Biotechnology – 2.0%
41,772	United Therapeutics Corp, (2)	5,607,056
	Building Products – 2.2%
50,040	Owens Corning	3,276,119
23,452	Trane Technologies PLC	3,113,253
	Total Building Products	6,389,372
	Capital Markets – 4.0%
50,922	Evercore Inc, Class A	4,050,336
24,266	Nasdaq Inc	2,935,943
59,030	Raymond James Financial Inc	4,512,253
	Total Capital Markets	11,498,532
	Chemicals – 4.8%
31,165	Celanese Corp	3,537,539
241,960	Huntsman Corp	5,877,208
33,819	PPG Industries Inc	4,387,001
	Total Chemicals	13,801,748
	Communications Equipment – 1.8%
55,144	Ciena Corp, (2)	2,172,122
18,363	Motorola Solutions Inc	2,902,456
	Total Communications Equipment	5,074,578
	Construction Materials – 1.8%
291,503	Summit Materials Inc, Class A, (2)	5,156,688

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Consumer Finance – 1.5%
118,976	OneMain Holdings Inc	$ 4,151,073
	Diversified Financial Services – 1.9%
114,089	Voya Financial Inc	5,468,286
	Electric Utilities – 2.6%
47,103	Entergy Corp	4,767,766
46,366	Evergy Inc	2,559,403
	Total Electric Utilities	7,327,169
	Electrical Equipment – 2.8%
41,941	AMETEK Inc	4,118,606
27,174	Hubbell Inc	3,954,089
	Total Electrical Equipment	8,072,695
	Electronic Equipment, Instruments & Components – 1.3%
151,176	Avnet Inc	3,729,512
	Equity Real Estate Investment Trust – 7.5%
279,195	Brandywine Realty Trust	2,445,748
134,135	First Industrial Realty Trust Inc	5,339,914
23,744	Mid-America Apartment Communities Inc	2,769,263
80,326	Regency Centers Corp	2,858,802
70,046	SL Green Realty Corp	2,998,669
603,589	VEREIT Inc	3,742,252
64,291	Washington Real Estate Investment Trust	1,123,807
	Total Equity Real Estate Investment Trust	21,278,455
	Food Products – 2.7%
35,719	J M Smucker Co	4,007,672
64,789	Tyson Foods Inc	3,707,874
	Total Food Products	7,715,546
	Health Care Equipment & Supplies – 2.5%
5,405	Teleflex Inc	1,720,033
41,326	Zimmer Biomet Holdings Inc	5,459,165
	Total Health Care Equipment & Supplies	7,179,198
	Health Care Providers & Services – 2.9%
72,685	Centene Corp, (2)	4,295,683
31,962	Quest Diagnostics Inc	3,903,839
	Total Health Care Providers & Services	8,199,522
	Hotels, Restaurants & Leisure – 2.6%
182,029	MGM Resorts International	3,744,337
109,388	Wyndham Destinations Inc	3,569,330
	Total Hotels, Restaurants & Leisure	7,313,667

Shares	Description (1)	Value
	Household Durables – 5.6%
89,174	DR Horton Inc	$5,957,715
302,182	Newell Brands Inc	5,336,534
24,816	Whirlpool Corp	4,589,967
	Total Household Durables	15,884,216
	Household Products – 1.1%
80,894	Energizer Holdings Inc	3,183,179
	Insurance – 2.6%
195,175	CNO Financial Group Inc	3,464,356
102,150	Hartford Financial Services Group Inc	3,934,818
	Total Insurance	7,399,174
	IT Services – 1.3%
19,099	VeriSign Inc, (2)	3,642,179
	Leisure Products – 1.9%
85,560	Brunswick Corp/DE	5,451,028
	Machinery – 7.6%
80,675	Crane Co	4,094,256
25,356	Parker-Hannifin Corp	5,283,176
38,947	Stanley Black & Decker Inc	6,472,991
98,490	Timken Co	5,879,853
	Total Machinery	21,730,276
	Media – 1.3%
309,803	TEGNA Inc	3,726,930
	Metals & Mining – 1.1%
100,191	Steel Dynamics Inc	3,154,013
	Mortgage Real Estate Investment Trust – 2.1%
220,911	AGNC Investment Corp	3,086,127
200,562	Starwood Property Trust Inc	2,801,851
	Total Mortgage Real Estate Investment Trust	5,887,978
	Multiline Retail – 1.0%
13,875	Dollar General Corp	2,895,851
	Multi-Utilities – 5.2%
45,862	Ameren Corp	3,720,326
263,303	CenterPoint Energy Inc	5,563,592
95,389	Public Service Enterprise Group Inc	5,546,870
	Total Multi-Utilities	14,830,788
	Oil, Gas & Consumable Fuels – 3.5%
94,029	Concho Resources Inc	3,903,144

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
153,834	Williams Cos Inc	$2,952,074
670,534	WPX Energy Inc, (2)	3,091,162
	Total Oil, Gas & Consumable Fuels	9,946,380
	Pharmaceuticals – 1.5%
29,233	Jazz Pharmaceuticals PLC, (2)	4,212,475
	Road & Rail – 2.0%
32,676	Kansas City Southern	5,755,551
	Semiconductors & Semiconductor Equipment – 3.4%
164,203	Marvell Technology Group Ltd	6,159,254
24,875	Skyworks Solutions Inc	3,514,589
	Total Semiconductors & Semiconductor Equipment	9,673,843
	Software – 3.2%
30,611	Check Point Software Technologies Ltd, (2)	3,476,185
27,047	Synopsys Inc, (2)	5,784,272
	Total Software	9,260,457
	Specialty Retail – 2.6%
45,543	AutoNation Inc, (2)	2,583,654
42,027	Best Buy Co Inc	4,688,112
	Total Specialty Retail	7,271,766
	Thrifts & Mortgage Finance – 1.1%
182,848	Radian Group Inc	3,282,122
	Total Long-Term Investments (cost $265,706,416)	285,123,877

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2%
	REPURCHASE AGREEMENTS – 0.2%
$ 480	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $480,103, collarteralized $434,100 U.S. Treasury Notes, 2.375%, due 5/15/27, value $489,712	0.000%	11/02/20	$ 480,103
	Total Short-Term Investments (cost $480,103)			480,103
	Total Investments (cost $266,186,519) – 100.2%			285,603,980
	Other Assets Less Liabilities – (0.2)%			(664,161)
	Net Assets – 100%			$ 284,939,819
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.4%
	COMMON STOCKS – 99.4%
	Aerospace & Defense – 0.9%
194,611	Parsons Corp, (2)	$ 6,134,139
	Air Freight & Logistics – 1.8%
443,373	Air Transport Services Group Inc, (2)	12,432,179
	Auto Components – 2.6%
191,169	Cooper Tire & Rubber Co	6,574,302
818,475	Dana Inc, (2)	11,450,465
	Total Auto Components	18,024,767
	Automobiles – 0.3%
19,851	Thor Industries Inc	1,678,998
	Banks – 15.5%
347,487	Banner Corp	12,811,846
382,403	Cathay General Bancorp	8,997,942
473,129	First Busey Corp	8,511,591
269,101	First Interstate BancSystem Inc	9,499,265
249,784	Heartland Financial USA Inc	8,227,885
1,460,189	Investors Bancorp Inc	12,353,199
255,175	Pinnacle Financial Partners Inc	11,684,463
272,537	Preferred Bank	9,219,927
312,848	Renasant Corp	8,919,296
211,013	Western Alliance Bancorp	8,693,736
159,881	Wintrust Financial Corp	7,870,942
	Total Banks	106,790,092
	Biotechnology – 1.4%
72,527	United Therapeutics Corp, (2)	9,735,299
	Building Products – 2.3%
184,021	Gibraltar Industries Inc, (2)	10,572,006
277,399	Quanex Building Products Corp	5,048,662
	Total Building Products	15,620,668
	Capital Markets – 3.5%
147,996	Evercore Inc, Class A	11,771,602
142,892	Piper Sandler Cos	11,924,337
	Total Capital Markets	23,695,939

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Chemicals – 2.6%
217,437	Minerals Technologies Inc	$11,891,629
608,753	Tronox Holdings PLC	5,947,517
	Total Chemicals	17,839,146
	Commercial Services & Supplies – 1.5%
550,273	SP Plus Corp, (2)	10,141,531
	Communications Equipment – 2.0%
126,423	NETGEAR Inc, (2)	3,896,357
440,806	Radware Ltd, (2)	9,918,135
	Total Communications Equipment	13,814,492
	Construction & Engineering – 2.1%
439,120	Aegion Corp, (2)	6,195,983
121,950	EMCOR Group Inc	8,315,771
	Total Construction & Engineering	14,511,754
	Construction Materials – 1.6%
620,794	Summit Materials Inc, Class A, (2)	10,981,846
	Consumer Finance – 1.4%
280,159	OneMain Holdings Inc	9,774,747
	Diversified Telecommunication Services – 1.1%
714,635	Vonage Holdings Corp, (2)	7,560,838
	Electronic Equipment, Instruments & Components – 3.0%
399,132	Avnet Inc	9,846,586
22,429	SYNNEX Corp, (2)	2,952,554
625,293	TTM Technologies Inc, (2)	7,422,228
	Total Electronic Equipment, Instruments & Components	20,221,368
	Equity Real Estate Investment Trust – 7.6%
677,769	Brandywine Realty Trust	5,937,256
1,070,636	Lexington Realty Trust	10,631,416
676,939	Preferred Apartment Communities Inc	3,655,471
670,111	Retail Opportunity Investments Corp	6,520,180
571,416	RLJ Lodging Trust	4,674,183
318,328	STAG Industrial Inc	9,906,367
934,122	Summit Hotel Properties Inc	4,932,164
329,179	Washington Real Estate Investment Trust	5,754,049
	Total Equity Real Estate Investment Trust	52,011,086
	Food Products – 1.5%
810,614	Hostess Brands Inc, (2)	10,246,161
	Gas Utilities – 2.3%
102,210	ONE Gas Inc	7,056,579

Shares	Description (1)	Value
	Gas Utilities (continued)
155,834	Spire Inc	$ 8,732,937
	Total Gas Utilities	15,789,516
	Health Care Equipment & Supplies – 0.9%
341,176	Natus Medical Inc, (2)	6,212,815
	Health Care Providers & Services – 2.2%
173,979	AMN Healthcare Services Inc, (2)	11,357,349
55,205	Magellan Health Inc, (2)	3,989,665
	Total Health Care Providers & Services	15,347,014
	Hotels, Restaurants & Leisure – 1.9%
75,104	Jack in the Box Inc	6,012,826
74,163	Marriott Vacations Worldwide Corp, (2)	7,164,146
	Total Hotels, Restaurants & Leisure	13,176,972
	Household Durables – 2.8%
274,163	La-Z-Boy Inc	9,384,600
243,096	M/I Homes Inc, (2)	9,947,488
	Total Household Durables	19,332,088
	Insurance – 4.8%
93,799	AMERISAFE Inc	5,532,265
169,728	Argo Group International Holdings Ltd, (2)	6,055,895
237,711	BRP Group Inc, (2)	6,061,630
456,829	CNO Financial Group Inc	8,108,715
201,137	Horace Mann Educators Corp	6,820,556
	Total Insurance	32,579,061
	Leisure Products – 1.5%
160,570	Brunswick Corp/DE	10,229,915
	Machinery – 3.5%
421,220	CIRCOR International Inc, (2)	11,752,038
404,526	Kennametal Inc	12,540,306
	Total Machinery	24,292,344
	Media – 0.9%
503,143	TEGNA Inc	6,052,810
	Metals & Mining – 2.9%
332,120	Commercial Metals Co	6,858,278
137,112	Compass Minerals International Inc	8,278,822
1,326,577	SunCoke Energy Inc	4,629,754
	Total Metals & Mining	19,766,854
	Mortgage Real Estate Investment Trust – 1.1%
988,570	Ladder Capital Corp	7,414,275

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Multi-Utilities – 1.4%
174,397	Black Hills Corp	$ 9,881,334
	Oil, Gas & Consumable Fuels – 3.0%
613,137	Brigham Minerals Inc	5,407,869
1,549,241	Magnolia Oil & Gas Corp, (2)	6,723,706
860,128	Parsley Energy Inc, Class A	8,609,881
	Total Oil, Gas & Consumable Fuels	20,741,456
	Pharmaceuticals – 0.9%
190,086	Prestige Consumer Healthcare Inc, (2)	6,278,541
	Professional Services – 2.9%
429,780	CBIZ Inc, (2)	9,743,113
345,400	Korn Ferry	10,427,626
	Total Professional Services	20,170,739
	Road & Rail – 1.4%
212,292	TFI International Inc	9,459,732
	Semiconductors & Semiconductor Equipment – 1.9%
99,779	Diodes Inc, (2)	5,770,219
97,767	Synaptics Inc, (2)	7,495,796
	Total Semiconductors & Semiconductor Equipment	13,266,015
	Software – 1.4%
145,748	J2 Global Inc, (2)	9,893,374
	Specialty Retail – 2.7%
133,764	Aaron's Holdings Co Inc	6,990,506
108,310	Group 1 Automotive Inc, (2)	11,489,525
	Total Specialty Retail	18,480,031
	Textiles, Apparel & Luxury Goods – 1.3%
337,692	Wolverine World Wide Inc	9,006,246
	Thrifts & Mortgage Finance – 4.2%
338,051	Flagstar Bancorp Inc	9,921,797
729,651	Radian Group Inc	13,097,235
183,985	WSFS Financial Corp	5,830,485
	Total Thrifts & Mortgage Finance	28,849,517
	Water Utilities – 0.8%
120,568	California Water Service Group	5,373,716
	Total Long-Term Investments (cost $719,838,131)	682,809,415

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.3%
	REPURCHASE AGREEMENTS – 0.3%
$ 2,156	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $2,156,324, collarteralized $1,949,700 U.S. Treasury Notes, 2.375%, due 5/15/27, value $2,199,473	0.000%	11/02/20	$ 2,156,324
	Total Short-Term Investments (cost $2,156,324)			2,156,324
	Total Investments (cost $721,994,455) – 99.7%			684,965,739
	Other Assets Less Liabilities – 0.3%			2,281,907
	Net Assets – 100%			$ 687,247,646
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2020
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $2,531,500,041, $265,706,416 and $719,838,131, respectively)	$2,577,038,994	$285,123,877	$682,809,415
Short-term investments, at value (cost approximates value)	31,662,487	480,103	2,156,324
Cash	—	—	615,000
Receivable for:
Dividends	3,495,982	110,893	123,995
Due from affiliate	43,556	15,972	215,304
Investments sold	—	—	3,861,858
Reclaims	—	—	2,744
Shares sold	35,283,984	281,825	1,461,254
Other assets	127,362	39,776	89,488
Total assets	2,647,652,365	286,052,446	691,335,382
Liabilities
Payable for:
Investments purchased - regular settlement	23,015,050	—	400,851
Shares redeemed	461,247	648,640	1,658,972
Accrued expenses:
Directors fees	92,608	11,875	48,618
Management fees	1,283,253	219,912	1,085,273
Shareholder servicing agent fees	381,016	147,118	570,244
12b-1 distribution and service fees	53,620	16,897	52,575
Other	578,282	68,185	271,203
Total liabilities	25,865,076	1,112,627	4,087,736
Net assets	$2,621,787,289	$284,939,819	$687,247,646

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 158,644,905	$ 41,258,307	$ 105,401,928
Shares outstanding	13,862,478	1,129,345	6,092,488
Net asset value ("NAV") per share	$ 11.44	$ 36.53	$ 17.30
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 12.14	$ 38.76	$ 18.36
Class C Shares
Net assets	$ 11,880,570	$ 4,648,940	$ 22,262,786
Shares outstanding	1,059,985	135,896	1,534,556
NAV and offering price per share	$ 11.21	$ 34.21	$ 14.51
Class R3 Shares
Net assets	$ 16,716,712	$ 8,181,773	$ 16,416,120
Shares outstanding	1,468,229	226,205	971,628
NAV and offering price per share	$ 11.39	$ 36.17	$ 16.90
Class R6 Shares
Net assets	$2,025,717,345	$ 16,762,106	$ 85,490,882
Shares outstanding	172,826,813	455,780	4,743,024
NAV and offering price per share	$ 11.72	$ 36.78	$ 18.02
Class I Shares
Net assets	$ 408,827,757	$214,088,693	$ 457,675,930
Shares outstanding	35,202,997	5,835,772	25,522,763
NAV and offering price per share	$ 11.61	$ 36.69	$ 17.93
Fund level net assets consist of:
Capital paid-in	$2,833,472,633	$283,454,841	$1,172,860,903
Total distributable earnings	(211,685,344)	1,484,978	(485,613,257)
Fund level net assets	$2,621,787,289	$284,939,819	$ 687,247,646
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2020
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividends	$ 61,731,691	$ 7,004,698	$ 18,096,154
Interest	232,418	20,333	67,191
Securities lending income	490	330	6,696
Payment from affiliate	43,556	15,972	215,304
Foreign tax withheld on dividend income	(235,011)	—	(10,291)
Total investment income	61,773,144	7,041,333	18,375,054
Expenses
Management fees	12,764,993	2,381,813	8,312,508
12b-1 service fees - Class A Shares	458,784	112,978	347,617
12b-1 distribution and service fees - Class C Shares	176,661	58,977	311,073
12b-1 distribution and service fees - Class R3 Shares	95,397	43,487	136,428
Shareholder servicing agent fees	1,165,285	416,780	1,991,093
Custodian fees	190,869	47,290	116,077
Professional fees	105,406	37,795	64,680
Directors fees	49,275	7,236	23,620
Shareholder reporting expenses	96,035	56,354	282,507
Federal and state registration fees	260,535	95,916	120,610
Other	334,360	18,512	67,126
Total expenses before fee waiver/expense reimbursement	15,697,600	3,277,138	11,773,339
Fee waiver/expense reimbursement	—	(311,821)	(1,062,888)
Net expenses	15,697,600	2,965,317	10,710,451
Net investment income (loss)	46,075,544	4,076,016	7,664,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(257,589,583)	(16,735,376)	(249,629,635)
Change in net unrealized appreciation (depreciation) of investments	(118,207,869)	(17,332,927)	(90,841,610)
Net realized and unrealized gain (loss)	(375,797,452)	(34,068,303)	(340,471,245)
Net increase (decrease) in net assets from operations	$(329,721,908)	$(29,992,287)	$(332,806,642)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Dividend Value		Mid Cap Value		Small Cap Value
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 46,075,544	$ 22,778,456	$ 4,076,016	$ 3,804,104	$ 7,664,603	$ 19,186,671
Net realized gain (loss) from investments	(257,589,583)	136,560,082	(16,735,376)	(4,962,182)	(249,629,635)	(195,896,872)
Change in net unrealized appreciation (depreciation) of investments	(118,207,869)	(57,720,876)	(17,332,927)	36,915,276	(90,841,610)	168,775,638
Net increase (decrease) in net assets from operations	(329,721,908)	101,617,662	(29,992,287)	35,757,198	(332,806,642)	(7,934,563)
Distributions to Shareholders
Dividends:
Class A Shares	(15,472,136)	(21,478,363)	(508,084)	(2,090,136)	(1,836,890)	(9,218,363)
Class C Shares	(1,489,974)	(2,571,787)	(15,371)	(269,609)	(81,329)	(2,213,805)
Class R3 Shares	(1,576,425)	(2,421,158)	(67,895)	(305,976)	(244,673)	(1,486,198)
Class R6 Shares	(97,882,498)	(15,749,024)	(243,451)	(150,144)	(1,601,689)	(4,532,713)
Class I Shares	(47,380,587)	(59,923,827)	(2,966,388)	(7,324,416)	(13,780,598)	(59,648,995)
Decrease in net assets from distributions to shareholders	(163,801,620)	(102,144,159)	(3,801,189)	(10,140,281)	(17,545,179)	(77,100,074)
Fund Share Transactions
Proceeds from sale of shares	2,464,946,196	181,700,330	85,442,584	195,139,508	361,329,925	725,770,948
Proceeds from shares issued to shareholders due to reinvestment of distributions	157,517,457	89,885,116	3,481,369	9,082,541	14,169,324	61,854,103
	2,622,463,653	271,585,446	88,923,953	204,222,049	375,499,249	787,625,051
Cost of shares redeemed	(483,251,000)	(407,594,403)	(113,716,945)	(92,882,064)	(996,917,643)	(1,386,388,541)
Net increase (decrease) in net assets from Fund share transactions	2,139,212,653	(136,008,957)	(24,792,992)	111,339,985	(621,418,394)	(598,763,490)
Net increase (decrease) in net assets	1,645,689,125	(136,535,454)	(58,586,468)	136,956,902	(971,770,215)	(683,798,127)
Net assets at the beginning of period	976,098,164	1,112,633,618	343,526,287	206,569,385	1,659,017,861	2,342,815,988
Net assets at the end of period	$2,621,787,289	$ 976,098,164	$ 284,939,819	$343,526,287	$ 687,247,646	$ 1,659,017,861
See accompanying notes to financial statements.

Financial Highlights
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2020	$14.21	$0.25	$(1.98)	$(1.73)	$(0.23)	$(0.81)	$(1.04)	$11.44
2019	14.32	0.26	0.96	1.22	(0.28)	(1.05)	(1.33)	14.21
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
Class C (02/99)
2020	13.93	0.15	(1.92)	(1.77)	(0.14)	(0.81)	(0.95)	11.21
2019	14.06	0.16	0.93	1.09	(0.17)	(1.05)	(1.22)	13.93
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
Class R3 (09/01)
2020	14.14	0.21	(1.95)	(1.74)	(0.20)	(0.81)	(1.01)	11.39
2019	14.26	0.23	0.94	1.17	(0.24)	(1.05)	(1.29)	14.14
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
Class R6 (02/13)
2020	14.54	0.30	(2.02)	(1.72)	(0.29)	(0.81)	(1.10)	11.72
2019	14.61	0.32	0.99	1.31	(0.33)	(1.05)	(1.38)	14.54
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
Class I (08/94)
2020	14.42	0.28	(2.01)	(1.73)	(0.27)	(0.81)	(1.08)	11.61
2019	14.51	0.30	0.98	1.28	(0.32)	(1.05)	(1.37)	14.42
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income(Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(d)

(13.12)%	$ 158,645	1.09%	2.00%	2.00%	117%
9.81	215,710	1.11	1.94	N/A	93
3.72	264,271	1.08	1.68	N/A	68
20.95	269,063	1.08	1.46	N/A	56
5.33	259,457	1.14	1.69	N/A	67

(13.75)	11,881	1.84	1.24	1.24	117
8.98	23,083	1.86	1.19	N/A	93
2.98	31,111	1.83	0.95	N/A	68
20.09	39,825	1.83	0.72	N/A	56
4.46	43,097	1.89	0.94	N/A	67

(13.28)	16,717	1.34	1.75	1.74	117
9.50	23,091	1.36	1.68	N/A	93
3.53	27,927	1.33	1.44	N/A	68
20.64	33,639	1.33	1.21	N/A	56
5.01	31,758	1.39	1.49	N/A	67

(12.80)	2,025,717	0.70	2.41	2.40	117
10.29	52,824	0.72	2.30	N/A	93
4.15	172,215	0.72	2.05	N/A	68
21.40	188,356	0.73	1.63	N/A	56
5.63	50,588	0.79	2.04	N/A	67

(12.96)	408,828	0.84	2.25	2.24	117
10.14	661,390	0.86	2.18	N/A	93
4.02	617,086	0.83	1.94	N/A	68
21.25	561,047	0.83	1.73	N/A	56
5.56	654,967	0.89	1.95	N/A	67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2020	$41.07	$ 0.43	$(4.59)	$(4.16)	$(0.38)	$ —	$(0.38)	$36.53
2019	38.91	0.40	3.29	3.69	(0.09)	(1.44)	(1.53)	41.07
2018	42.32	0.29	(0.46)	(0.17)	(0.26)	(2.98)	(3.24)	38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
Class C (02/99)
2020	38.49	0.14	(4.34)	(4.20)	(0.08)	—	(0.08)	34.21
2019	36.73	0.11	3.09	3.20	—	(1.44)	(1.44)	38.49
2018	40.17	( —)*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
Class R3 (09/01)
2020	40.67	0.33	(4.55)	(4.22)	(0.28)	—	(0.28)	36.17
2019	38.55	0.31	3.25	3.56	—	(1.44)	(1.44)	40.67
2018	41.95	0.18	(0.44)	(0.26)	(0.16)	(2.98)	(3.14)	38.55
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
Class R6 (06/18)
2020	41.32	0.57	(4.59)	(4.02)	(0.52)	—	(0.52)	36.78
2019	39.10	0.55	3.30	3.85	(0.19)	(1.44)	(1.63)	41.32
2018(f)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2020	41.24	0.52	(4.59)	(4.07)	(0.48)	—	(0.48)	36.69
2019	39.08	0.51	3.28	3.79	(0.19)	(1.44)	(1.63)	41.24
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(10.26)%	$ 41,258	1.27%	1.06%	1.05%	1.17%	1.16%	1.15%	56%
10.19	55,467	1.27	0.94	N/A	1.17	1.04	N/A	46
(0.65)	51,202	1.31	0.55	N/A	1.17	0.69	N/A	49
24.43	40,319	1.32	0.52	N/A	1.17	0.67	N/A	43
3.12	34,230	1.39	0.73	N/A	1.26	0.86	N/A	44

(10.94)	4,649	2.02	0.29	0.28	1.92	0.40	0.39	56
9.39	7,631	2.02	0.20	N/A	1.92	0.30	N/A	46
(1.41)	6,899	2.06	(0.14)	N/A	1.92	( —)**	N/A	49
23.52	7,474	2.07	(0.23)	N/A	1.92	(0.08)	N/A	43
2.32	6,529	2.14	(0.02)	N/A	2.01	0.11	N/A	44

(10.47)	8,182	1.52	0.81	0.80	1.42	0.91	0.90	56
9.92	10,230	1.52	0.70	N/A	1.42	0.81	N/A	46
(0.90)	7,670	1.56	0.30	N/A	1.42	0.44	N/A	49
24.11	5,284	1.57	0.28	N/A	1.42	0.43	N/A	43
2.86	5,206	1.64	0.48	N/A	1.51	0.61	N/A	44

(9.91)	16,762	0.89	1.44	1.43	0.78	1.54	1.53	56
10.63	19,481	0.87	1.29	N/A	0.77	1.39	N/A	46
(8.77)	958	0.93***	0.56***	N/A	0.79***	0.71***	N/A	49

(10.03)	214,089	1.02	1.31	1.30	0.92	1.41	1.40	56
10.48	250,717	1.02	1.20	N/A	0.92	1.30	N/A	46
(0.40)	139,841	1.07	0.80	N/A	0.92	0.95	N/A	49
24.75	57,365	1.07	0.77	N/A	0.92	0.92	N/A	43
3.38	53,631	1.14	0.98	N/A	1.01	1.11	N/A	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 20, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to less than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2020	$22.19	$ 0.09	$(4.77)	$(4.68)	$(0.21)	$ —	$(0.21)	$17.30
2019	22.96	0.18	(0.17)	0.01	(0.13)	(0.65)	(0.78)	22.19
2018	25.19	0.12	(2.15)	(2.03)	(0.10)	(0.10)	(0.20)	22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
Class C (02/99)
2020	18.62	(0.04)	(4.03)	(4.07)	(0.04)	—	(0.04)	14.51
2019	19.39	0.01	(0.13)	(0.12)	—	(0.65)	(0.65)	18.62
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
Class R3 (09/01)
2020	21.68	0.03	(4.66)	(4.63)	(0.15)	—	(0.15)	16.90
2019	22.43	0.12	(0.15)	(0.03)	(0.07)	(0.65)	(0.72)	21.68
2018	24.61	0.05	(2.09)	(2.04)	(0.04)	(0.10)	(0.14)	22.43
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
Class R6 (06/16)
2020	23.09	0.15	(4.93)	(4.78)	(0.29)	—	(0.29)	18.02
2019	23.83	0.29	(0.18)	0.11	(0.20)	(0.65)	(0.85)	23.09
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(f)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2020	23.00	0.16	(4.96)	(4.80)	(0.27)	—	(0.27)	17.93
2019	23.79	0.24	(0.18)	0.06	(0.20)	(0.65)	(0.85)	23.00
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(21.33)%	$ 105,402	1.30%	0.38%	0.36%	1.20%	0.48%	0.46%	30%
0.44	213,819	1.28	0.73	N/A	1.20	0.81	N/A	31
(8.12)	291,122	1.24	0.43	N/A	1.20	0.47	N/A	35
23.06	326,495	1.26	0.43	N/A	1.22	0.46	N/A	29
6.85	167,840	1.34	0.65	N/A	1.30	0.68	N/A	40

(21.93)	22,263	2.05	(0.38)	(0.40)	1.95	(0.28)	(0.30)	30
(0.28)	45,920	2.03	(0.01)	N/A	1.95	0.07	N/A	31
(8.80)	70,077	1.99	(0.32)	N/A	1.95	(0.28)	N/A	35
22.14	71,902	2.01	(0.33)	N/A	1.97	(0.29)	N/A	29
6.08	26,815	2.09	(0.11)	N/A	2.05	(0.08)	N/A	40

(21.53)	16,416	1.55	0.09	0.07	1.45	0.19	0.17	30
0.21	37,296	1.53	0.48	N/A	1.45	0.56	N/A	31
(8.34)	47,205	1.49	0.17	N/A	1.45	0.21	N/A	35
22.79	42,975	1.51	0.18	N/A	1.47	0.22	N/A	29
6.58	26,510	1.59	0.43	N/A	1.56	0.46	N/A	40

(21.01)	85,491	0.86	0.71	0.69	0.76	0.81	0.79	30
0.90	133,071	0.83	1.18	N/A	0.75	1.26	N/A	31
(7.73)	121,943	0.82	0.82	N/A	0.78	0.86	N/A	35
23.40	52,508	0.85	0.82	N/A	0.81	0.86	N/A	29
3.00	19,967	0.89**	0.85**	N/A	0.83**	0.91**	N/A	40

(21.14)	457,676	1.05	0.71	0.69	0.95	0.81	0.79	30
0.69	1,228,912	1.03	0.99	N/A	0.95	1.06	N/A	31
(7.88)	1,812,444	0.99	0.67	N/A	0.95	0.71	N/A	35
23.40	1,444,587	1.01	0.66	N/A	0.97	0.70	N/A	29
7.09	369,016	1.09	0.90	N/A	1.05	0.93	N/A	40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Rounds to less than $(0.01).
**	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
On April 27, 2020, the Funds’ Board of Directors (the “Board”) approved the merger of Nuveen Large Cap Value Fund (the “Target Fund”) into Dividend Value (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, the Reorganization was approved at a special meeting of the Target Fund’s shareholders. The Reorganization was completed after the close of business on December 4, 2020, subsequent to the end of the reporting period.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund became shareholders of the Acquiring Fund. Each Target Fund shareholder received shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled).
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (continued)
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,577,038,994	$ —	$ —	$2,577,038,994
Short-Term Investments:
Repurchase Agreements	—	31,662,487	—	31,662,487
Total	$2,577,038,994	$31,662,487	$ —	$2,608,701,481

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$285,123,877	$ —	$ —	$285,123,877
Short-Term Investments:
Repurchase Agreements	—	480,103	—	480,103
Total	$285,123,877	$480,103	$ —	$285,603,980

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$682,809,415	$ —	$ —	$682,809,415
Short-Term Investments:
Repurchase Agreements	—	2,156,324	—	2,156,324
Total	$682,809,415	$2,156,324	$ —	$684,965,739

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	Fixed Income Clearing Corporation	$31,662,487	$(31,662,487)	$ —
Mid Cap Value	Fixed Income Clearing Corporation	480,103	(480,103)	—
Small Cap Value	Fixed Income Clearing Corporation	2,156,324	(2,156,324)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. U.S. Bank National Association (“U.S. Bank”) served as the Funds' securities lending agent from the beginning of the current fiscal period until July 15, 2020. Effective August 14, 2020, the Funds’ custodian, State Street Bank and Trust Company (“State Street”), serves as the Funds' securities lending agent (U.S. Bank and State Street are collectively and individually referred to herein as the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. Collateral for the loaned securities is invested in a government money market fund maintained by the Agent for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of

Notes to Financial Statements (continued)
the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
The Funds did not engage in securities lending transactions during the period from August 14, 2020 through the end of the current fiscal period. As of the end of the reporting period, the Funds did not have any securities out on loan.
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$4,213,504,863	$166,732,360	$318,961,956
Sales	2,261,870,398	188,819,769	937,945,390
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,734,260	$ 20,437,869	1,677,446	$ 22,337,847
Class A – automatic conversion of Class C Shares	54	621	73	957
Class C	193,630	2,239,290	282,093	3,628,341
Class R3	159,618	1,746,330	94,117	1,238,755
Class R6	179,471,816	2,410,787,596	1,213,050	16,346,121
Class I	2,460,848	29,734,490	10,166,912	138,148,309
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,107,515	14,876,611	1,576,032	19,941,966
Class C	101,267	1,356,602	190,846	2,353,410
Class R3	114,405	1,536,054	183,244	2,302,765
Class R6	7,248,234	97,871,992	1,204,312	15,528,414
Class I	3,068,221	41,876,198	3,866,297	49,758,561
	195,659,868	2,622,463,653	20,454,422	271,585,446
Shares redeemed:
Class A	(4,154,339)	(49,589,042)	(6,531,277)	(90,310,449)
Class C	(891,846)	(10,473,615)	(1,029,242)	(13,485,277)
Class C – automatic conversion to Class A Shares	(55)	(621)	(75)	(957)
Class R3	(438,326)	(5,398,966)	(603,862)	(8,169,371)
Class R6	(17,527,429)	(219,987,010)	(10,573,604)	(150,778,977)
Class I	(16,207,142)	(197,801,746)	(10,684,542)	(144,825,589)
Class T	—	—	(1,667)	(23,783)
	(39,219,137)	(483,251,000)	(29,424,269)	(407,594,403)
Net increase (decrease)	156,440,731	$2,139,212,653	(8,969,847)	$(136,008,957)

	Year Ended 10/31/20		Year Ended 10/31/19
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	146,750	$ 5,376,357	497,321	$ 18,815,351
Class A – automatic conversion of Class C Shares	130	5,313	355	13,927
Class C	17,918	648,901	59,705	2,084,825
Class R3	55,184	1,897,528	87,365	3,251,223
Class R6	87,664	3,120,999	523,102	20,076,145
Class I	2,093,498	74,393,486	4,015,539	150,898,037
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,554	493,467	57,804	2,013,596
Class C	377	15,175	8,113	266,263
Class R3	1,602	67,895	8,859	305,976
Class R6	5,674	243,148	4,274	149,193
Class I	62,189	2,661,684	181,850	6,347,513
	2,482,540	88,923,953	5,444,287	204,222,049
Shares redeemed:
Class A	(379,482)	(14,530,701)	(520,883)	(20,059,388)
Class C	(80,545)	(2,751,246)	(56,974)	(2,072,802)
Class C – automatic conversion to Class A Shares	(139)	(5,313)	(378)	(13,927)
Class R3	(82,086)	(3,142,404)	(43,711)	(1,650,505)
Class R6	(109,033)	(4,010,075)	(80,400)	(3,177,406)
Class I	(2,399,536)	(89,277,206)	(1,695,877)	(65,908,036)
	(3,050,821)	(113,716,945)	(2,398,223)	(92,882,064)
Net increase (decrease)	(568,281)	$ (24,792,992)	3,046,064	$111,339,985

Notes to Financial Statements (continued)
	Year Ended 10/31/20		Year Ended 10/31/19
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,679,381	$ 28,735,864	2,967,618	$ 64,293,133
Class A – automatic conversion of Class C Shares	24	484	13	286
Class C	167,965	2,606,380	288,301	5,290,745
Class R3	342,986	5,708,212	362,916	7,727,713
Class R6	3,521,336	68,210,371	3,301,739	75,508,622
Class I	14,031,385	256,068,614	25,415,266	572,950,449
Shares issued to shareholders due to reinvestment of distributions:
Class A	66,708	1,512,264	369,605	7,401,118
Class C	3,856	73,760	119,856	2,024,376
Class R3	10,488	232,719	69,740	1,366,231
Class R6	55,326	1,301,811	193,478	4,015,160
Class I	471,163	11,048,770	2,270,710	47,047,218
	20,350,618	375,499,249	35,359,242	787,625,051
Shares redeemed:
Class A	(5,288,285)	(100,564,645)	(6,381,541)	(139,034,945)
Class C	(1,103,974)	(16,744,890)	(1,555,408)	(28,497,743)
Class C – automatic conversion to Class A Shares	(28)	(484)	(15)	(286)
Class R3	(1,102,459)	(19,738,716)	(816,795)	(17,524,715)
Class R6	(4,596,946)	(84,950,504)	(2,849,621)	(64,694,141)
Class I	(42,404,624)	(774,918,404)	(50,448,584)	(1,136,613,380)
Class T	—	—	(1,036)	(23,331)
	(54,496,316)	(996,917,643)	(62,053,000)	(1,386,388,541)
Net increase (decrease)	(34,145,698)	$(621,418,394)	(26,693,758)	$ (598,763,490)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.
	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$2,594,380,448	$267,808,555	$ 734,690,271
Gross unrealized:
Appreciation	$ 163,021,757	$ 44,781,748	$ 79,522,142
Depreciation	(148,700,724)	(26,986,323)	(129,246,674)
Net unrealized appreciation (depreciation) of investments	$ 14,321,033	$ 17,795,425	$ (49,724,532)
Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions, nondeductible reorganization expenses, and REIT Adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2020, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$ —	$3,615,403	$510,721
Undistributed net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$ 46,647,165	$3,801,189	$17,545,179
Distributions from net long-term capital gains[2]	117,154,455	—	—

2019	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$23,543,456	$1,112,194	$25,173,480
Distributions from net long-term capital gains	78,600,703	9,028,087	51,926,594

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020.
As of October 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Dividend Value	Mid Cap Value	Small Cap Value
Not subject to expiration:
Short-term	$225,916,433	$13,443,582	$121,426,773
Long-term	—	6,470,679	314,924,262
Total	$225,916,433	$19,914,261	$436,351,035
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2020, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1746%
Mid Cap Value	0.2000%
Small Cap Value	0.1629%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to the expiration date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Value	0.920%	July 31, 2022
Small Cap Value	0.990	July 31, 2022
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.

Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$61,773	$27,602	$73,115
Paid to financial intermediaries (Unaudited)	54,759	24,225	64,689
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$18,443	$5,737	$26,801
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$13,575	$8,162	$26,945
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$958	$1,216	$4,938

Affiliate Owned Shares
As of the end of the reporting period, the TIAA-CREF Lifecycle 2035 Fund and TIAA-CREF Lifecycle 2040 Fund owned 11% and 14% of Class R6 Shares of Dividend Value, respectively.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees,

Notes to Financial Statements (continued)
which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Maximum outstanding balance	$12,800,000	$9,300,000	$21,700,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Utilization period (days outstanding)	3	3	23
Average daily balance outstanding	$8,933,333	$9,300,000	$9,721,739
Average annual interest rate	1.78%	2.68%	1.97%
9.  Subsequent Event
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Dividend Value	Mid Cap Value	Small Cap Value
% of DRD	100.0%	100.0%	100.0%
% of QDI	100.0%	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Dividend Value Fund (the “Dividend Value Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2019, the Fund outperformed its benchmark for the three- and five-year periods ended December 31, 2019. The Fund also ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the overall performance of the Fund.
For Nuveen Mid Cap Value Fund (the “Mid Cap Value Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and first quartile for the three-year period ended December 31, 2019. Although the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2019, the Fund outperformed its benchmark for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Value Fund (the “Small Cap Value Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and second quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and the third quartile for the five-year period ended March 31, 2020. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and the steps taken to help address performance issues. The Board will continue to monitor the performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer

Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (a) the Dividend Value Fund had a net management fee that was the same as the peer average and a net expense ratio that was in line with the peer average; and (b) the Mid Cap Value Fund and the Small Cap Value Fund each had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the ac-

quisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense cap applicable to the Small Cap Value Fund and the Mid Cap Value Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	150
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company (media and publishing); formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).	150

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	150
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (telecommunication services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	150
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	150
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	150

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	150
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).	150
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	150
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	150

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020), formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (sdince 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020) Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FSTK-1020P1434975-INV-Y-12/21

Mutual Funds
31 October 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority  –  which determines whether the government will be under split control or a Democrat majority  –  rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
Throughout the reporting period, Gregory Ryan, CFA, was portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund. He assumed portfolio management responsibilities in 2019. Effective February 28, 2020, Bihag Patel, CFA, was added as a portfolio manager.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2020.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S. - China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Nuveen Mid Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.6 billion and $48 billion, which is based on the June 26, 2020 annual reconstitution of the Russell Midcap® Index. We continue to focus on building a well diversified portfolio of high quality, mid-cap growth companies. We target companies with sound business models, strong competitive advantages, and where our expectations for
6

earnings growth exceed consensus expectations. For each holding, we develop a proprietary growth thesis. We revisit the thesis on a quarterly basis to ensure that both our short-term and long-term catalysts remain intact. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.
The Fund outperformed the Russell Midcap® Index and Lipper peer group during the reporting period mainly due to strong stock selection in two of its primary growth sectors, health care and information technology, as well as in financials and consumer staples sectors. An underweight in the industrials sector was also helpful. Security selection in the consumer discretionary sector detracted during the reporting period.
The health care sector was the standout performer in the index during the reporting period and our portfolio holdings significantly outpaced the sector. Although health care was not immune from losses during the COVID-19 induced sell-off in March 2020, the defensive nature of the sector helped the group hold up better than the market. The Fund benefited from an overweight in biopharma with a focus on companies where treatments continued to be essential during the COVID-19 crisis. Results were also aided by limited exposure to companies focused on deferrable health care procedures. The strongest performer in health care was a position in Horizon Therapeutics Plc, a pharmaceutical company with several drugs on the market generating around $1.3 billion in revenue in 2019. We added this holding to the portfolio in late 2019 based on an expected new drug launch in 2020, Tepezza, for the treatment of thyroid eye disease. During the reporting period, Horizon Therapeutics reported first- and second-quarter 2020 earnings that exceeded expectations because sales for Tepezza came in well ahead of expectations. As a result, the company raised guidance for the full year. The Fund continues to maintain it exposure to Horizon Therapeutics.
Oncology focused biotechnology firm Immunomedics Inc. also outperformed during the reporting period. The company recently received approval for a new therapy, Trodelvy, for the treatment of metastatic triple negative breast cancer. The Fund added Immunomedics to the portfolio in the second quarter of 2020, even after a significant rise in its stock price due to the drug’s approval, because of the market opportunity in the approved indication and the potential for additional indications in the future. Shares jumped sharply again in mid-September 2020 after industry giant Gilead Sciences offered to acquire the firm in a $21 billion all-cash transaction. As a result, we sold the Fund’s position.
Long-term holding Teladoc Health Inc., the nation’s dominant provider of virtual medicine technology, was also an outperformer. Telemedicine has seen an additional boost in utilization during the stay-at-home guidelines, although the popularity of the industry has been on the rise for several years. We believe this health crisis will permanently change how care is delivered, benefiting telemedicine. Therefore, we have maintained the Fund’s position.
Also in the health care sector, a position in DexCom Inc. aided performance. The company sells a monitor to help Type 1 and Type 2 diabetic patients manage their diabetes with readings rather than periodic finger sticks. DexCom continued to report earnings that significantly exceeded expectations, while raising guidance. The Fund maintained its position in DexCom.
The technology sector was also an area of significant strength for the Fund. We continued to overweight the sector with an emphasis on companies with recurring revenue models and strong balance sheets, which proved particularly beneficial in the software and IT services industries. The top contributor was Trade Desk Inc., which offers a leading technology platform for digital ad buyers. Trade Desk is a play on the transition to programmatic advertising through channels like connected TV and audio. The company continued to drive strong growth as it sees momentum across mobile, connected TV and audio channels, although it was negatively impacted by reduced advertising spending due to the COVID-19 crisis. The weakness seen across the advertising business was offset by the recurring nature of Trade Desk’s business model and strong growth in connected TV. The Fund continues to maintain its exposure to Trade Desk.
The Fund also experienced strong performance from Inphi Corp., a manufacturer of optical and networking connectivity chips. The company was acquired in late October 2020 by Marvel Technology for a 42% premium to the prior close. Since the deal was a stock and cash combination, we continued to own Inphi in the Fund’s portfolio.
7

Portfolio Managers’ Comments (continued)
The Fund also benefited from Enphase Energy Inc., a provider of energy management solutions for residential and small commercial solar systems. The company is a leader in solar technology and continues to build out its product offering. As Enphase innovates, the company continues to exceed revenue and gross margins expectations. We continued to hold the stock because the company is benefiting from solar adoption and is a leader in the environmental, social and corporate governance (ESG) space.
Mixed signal semiconductor firm Monolithic Power Systems Inc. participated in the broad rally among chip makers. The company focuses on high performance power management for computing, consumer and communications markets. Monolithic Power continued its track record of strong execution as ongoing design wins provided a tailwind to both top-line growth and margin expansion. The Fund maintained this position.
Shares of Everbridge Inc., a company that provides communications and enterprise software applications to help organizations and governments respond to critical events, also rose sharply. The company benefited from the launch of COVID-19 Shield Software, which is designed to protect the safety of employees, maintain business operations, safeguard supply chains and reduce costs from the impact of the COVID-19 crisis. We sold the Fund’s position in Everbridge after it reached our price target and we were unable to identify further catalysts to take our price target higher.
In the financial sector, the Fund’s lack of interest rate sensitivity helped it to outperform on a relative basis with no bank exposure in its portfolio. The Fund also benefited from a position in MSCI Inc., the provider of equity indexes, portfolio risk analytics and governance tools for asset managers, banks, corporations, hedge funds and pension funds. MSCI continued to benefit from a growing secular trend toward new product introductions linked to environmental, social and governance (ESG), international and alternative strategies. We maintained the Fund’s position in MSCI at the end of the reporting period.
The consumer staples sector was another strong performing area for the Fund during the reporting period led by a position in Freshpet Inc., a producer of refrigerated pet food for dogs and cats, which is a premium product in the pet food category. The company continued to operate at a high level despite the economic environment, adding capacity and driving strong sales growth. Growth actually accelerated beyond 2019’s level because of increased pet adoptions during 2020. We continued to like the outlook for the premium pet food category and maintained a position in Freshpet.
Conversely, the consumer discretionary sector was a modest overall detractor where several of the Fund’s retail holdings sold off dramatically due to concerns about revenue and earnings impacts from the forced closures due to shelter-in-place guidelines. Specifically, in the specialty retail area, lease-to-own company Aaron’s Holdings Company Inc. underperformed due to concerns about its leverage and potential credit issues as layoffs impacted customers’ ability to pay for items purchased. The Fund also experienced weakness from Five Below Inc., a fast growing specialty retailer focused on merchandise priced at $5 or less. Because the concept is driven by discretionary merchandise and relies on consumer traffic, the stock was severely punished following the store closures. We decided to exit both Aaron’s and Five Below due to the lack of visibility regarding the duration of the COVID-19 crisis and closures.
The energy sector was by far the worst performing and only negative sector in the index during the reporting period. The sector faced significant headwinds from the COVID-19 crisis after demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply excess. The price of crude oil fell to multi-decade lows before recovering somewhat but still remained below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. As a result, we reduced the Fund’s energy exposure by selling shares of one of the Fund’s weaker performers, Permian basin shale drilling company Parsley Energy Inc.
The communication services sector also weighed on relative performance, particularly pure-play television broadcaster Nexstar Media Group Inc. The company has a strong fundamental profile. However, Nexstar was caught up in concerns over COVID-19 and the impact it would have on advertising and on companies with leverage. Given the leverage in the business and the secular headwinds that Nexstar’s core linear TV business faces, we exited the Fund’s position.
8

In the industrials sector, the Fund saw weakness from TransDigm Group Inc. The company produces engineered aircraft components that are sold into the aerospace and defense industries. TransDigm maintains a balanced mix between the original equipment manufacturing (OEM) market and aftermarkets. However, given the substantial decline in air travel due to the impact from the COVID-19 crisis, the company faced significant revenue headwinds. Because of the uncertainty surrounding when air travel would return to normal levels, we exited our position midway through the reporting period.
Although the technology sector was a source of significant strength, it was also home to several detractors worth noting. The first, Fleetcor Technologies Inc., is a global provider of fuel cards and workforce payment products and services. The company’s revenues were significantly impacted in 2020 as the COVID-19 crisis and resulting shutdowns led to lower fuel consumption and spending. However, we maintained a position in Fleetcor because the company is a leader in the emergence of fleet cards in emerging markets. Although the COVID-19 crisis caused a near-term downturn in its business, the long-term secular thesis remains intact.
Another technology sector laggard included Verra Mobility Corp., which operates a commercial segment that provides automated tolling capability to rental car companies, and a government segment that delivers traffic law enforcement products and services to local governments. Shares underperformed due to the significant negative impact from the COVID-19 crisis on the rental car industry. Given the lack of visibility into when car rental demand would begin to improve, the Fund exited its position in Verra Mobility.
In the materials sector, the primary detractor was CF Industries Holdings Inc., one of the world’s largest global nitrogen fertilizer producers. The company was negatively impacted by concerns about its leverage and falling demand after restaurants across the country were forced to close, resulting in lower corn prices during the reporting period. Due to the uncertain timing regarding the end of the health crisis and its impact on the restaurant industry, we decided to sell the Fund’s position in CF Industries during the reporting period.
Nuveen Small Cap Growth Opportunities Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital growth strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the range of approximately $46.3 million to $5.9 billion at the time of purchase, which is based on the most recent annual reconstitution of the Russell 2000® Growth Index that occurred on June 26, 2020. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above average revenue and earnings growth.
Shutting down the U.S. economy in an effort to stop the spread of COVID-19 hit the small-cap segment hard, although growth stocks within the segment recovered in the second half of the reporting period and turned in strong results during the reporting period. We continued to witness an unprecedented gap in valuations between small-cap growth and small-cap value stocks across all sectors with the growth component of the Russell 2000®. This performance differential was due to uncertainty surrounding the depth and duration of the COVID-19 crisis and the timing and slope of the eventual economic recovery. The Fund’s strong absolute returns and outperformance versus the Russell 2000® benchmark and Lipper peers was primarily the result of favorable stock selection in two of its primary growth sectors, health care and information technology, as well as in the financials and consumer staples sectors. An overweight in the consumer discretionary sector and a lack of exposure to the utilities sector also proved helpful.
9

Portfolio Managers’ Comments (continued)
The Fund’s health care holdings contributed meaningfully to outperformance with positive stock selection in pharmaceuticals and biotechnology. Among specialty pharmaceuticals, shares of Horizon Therapeutics Plc reacted strongly to the company’s first- and second-quarter 2020 earnings results. Highlights included continued outperformance of Tepezza for thyroid eye disease and Krystexxa’s use in gout combined with immunomodulatory drugs, both of which resulted in higher guidance figures for the balance of 2020. We have maintained this position.
The Fund’s health care holdings were also led by several names seen as key small-cap beneficiaries of the COVID-19 crisis, including Quidel Corp, a leading manufacturer of diagnostic and influenza tests required to monitor the rapidly evolving situation. We sold the Fund’s position in Quidel because it reached our valuation target and size parameters. Also, the Fund saw strong results from home health nursing provider LHC Group Inc. The company is viewed as a key player in caring for vulnerable patient populations outside of the hospital. The Fund continues to maintain its exposure in LHC Group.
The Fund also benefited from a position in Staar Surgical Co., the developer and manufacturer of implantable lenses to correct vision issues. The company has exposure to foreign markets that are ahead of the U.S. in terms of increasing activity after their initial COVID-19 waves. In late January 2020, the company announced a clinical trial was underway for its EVO implantable lens to correct a wide range of refractive error including distance vision correction, which is the most common and fastest increasing eye disorder worldwide. We continued to hold this position.
Finally, in the medical devices group, shares of iRhythm Technologies Inc. rose strongly after the manufacturer of wearable cardiology focused biosensor technology delivered robust fourth quarter 2020 revenue growth. This demonstrated the company’s ability to leverage its sales capabilities deeper into health networks. We eventually sold iRhythm after shares surged following a favorable reimbursement decision that drove the stock to our valuation objective.
The Fund also experienced strong performance from Inphi Corp., a manufacturer of optical and networking connectivity chips. The company was acquired in late October 2020 by Marvel Technology for a 42% premium to the prior close. Since the deal was a stock and cash combination, we continued to own Inphi in the Fund’s portfolio.
Also, stock selection among software stocks was a major contributor to performance. Shares of SailPoint Technologies Holdings Inc., a leader in enterprise identity governance that ensures organizations have full control over access to resources, advanced strongly. The company reported revenue growth of 46% that resulted from outstanding growth in licensing and subscriptions. The shift to working from home is driving the need for enterprise solutions to provide secure access to data outside of networks. The Fund continues to maintain a position in SailPoint Technologies.
Shares of Everbridge Inc., a company that provides communications and enterprise software applications to help organizations and governments respond to critical events, also rose sharply. The company benefited from the launch of COVID-19 Shield Software to help customers in navigating the safety, supply and cost aspects of dealing with the crisis. We eventually sold the Fund’s position in Everbridge due to valuation and size considerations.
In addition, the Fund benefited from Avalara Inc., a cloud-based provider of sales and indirect tax software that enables ecommerce sites to automate sales tax calculations and collections. The company drove revenue growth and new customer adds above expectations despite COVID-19 headwinds, which showed the resilience of its subscription model. We pared back exposure to Avalara on strength but still maintained a position.
The consumer discretionary sector was home to several outperformers that were COVID-19 crisis beneficiaries including Chegg, Inc. This educational technology company provides direct-to-student assistance in a variety of areas such as digital and physical textbook rentals, online tutoring and other subject area services. Shares jumped sharply as the COVID-19 crisis led colleges and universities to convert to mostly online courses. As a result, Chegg experienced surging user engagement and subscriber growth. We continued to hold this company at the end of the reporting period.
The discretionary sector was also home to several strong relative performers in the restaurant category particularly Wingstop Inc. This restaurant benefited from its strong digital ordering platform and capability for take-out orders after other restaurants were closed due to the shelter-at-home initiatives. The Fund maintained its exposure to Wingstop.
10

In the financials sector, the Fund benefited from a position in Palomar Holdings Inc., a specialty provider of residential and commercial insurance in earthquake exposed states such as California, Oregon and Washington. The company utilizes proprietary data analytics in its underwriting process, which gives it an advantage over competitors in terms of underwriting and pricing. As a result, Palomar has experienced above average growth. We sold the position before the end of the reporting period given the stock’s valuation.
The communication services sector weighed on relative performance, particularly pure-play television broadcaster Nexstar Media Group Inc. The company has a strong fundamental profile, however, it was caught up in concerns over COVID-19 and the impact it would have on advertising and on companies with leverage. The Fund continued to hold the position at the end of the reporting period.
The Fund held two poorer performers in the consumer discretionary sector. Following the onset of the COVID-19 crisis, our position in Penn National Gaming was negatively impacted due to broad-based casino closures, giving rise to liquidity concerns and leading us to lower the Fund’s exposure in order to assess the impacts. The company ultimately acquired a stake in Barstool Sports, giving it exposure to electronic gaming as well as the emerging market for online sports betting that has been fueled by positive legislation in several states seeking to capitalize on this trend. This factor, combined with a subsequent equity offering intended, in part, to shore up the company’s balance sheet, led us to increase the Fund’s exposure but precluded it from significantly participating in the recovery trade. We maintained the position as of the end of the reporting period.
Also in the consumer discretionary sector, Aaron’s Holding Company Inc., a rent-to-own retailer that offers short-term financing via its Progressive arm, saw its shares decline. The company issued fourth quarter 2020 results that included lower-than-expected guidance stemming from lease portfolio characteristics, incremental investments and weakness in the consumer electronics category. Shares were pressured further as the COVID-19 crisis evolved, which led us to sell Aaron’s to seek out better alternatives for the portfolio.
Although the financial sector benefited the Fund’s performance overall, the Fund’s exposure to Preferred Bank, a smaller sized bank in the Los Angeles area, underperformed relative to its peers. The company’s second quarter 2020 earnings report was generally better than expected on interest income and cost control. We maintained the Fund’s position.
The energy sector was the only sector that detracted in any meaningful way and was by far the worst performing sector in the index during the reporting period. The sector faced significant headwinds from the COVID-19 crisis after demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of crude oil fell to multi-decade lows before recovering somewhat but still remained below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. We believed the domestic energy market would have a lasting negative impact from the dramatic supply/demand imbalance and had minimal energy exposure in the Fund. However, the Fund’s small out-of-index position in Oceaneering International Inc. detracted before we sold the holding.
In the industrials sector, the Fund saw weak results from Chart Industries Inc., a manufacturer of equipment serving the industrial gas and liquefied natural gas (LNG) markets. The company’s shares suffered as falling oil and natural gas prices called into question prospects for new, large scale LNG projects. We exited the Fund’s position based on the belief that recovery in the energy markets will be protracted until global demand recovers.
In the materials sector, Ingevity Corporation, a provider of specialty chemicals, high performance carbon materials and emissions related products, also underperformed. The company has substantial exposure to the automotive industry, which experienced steep production cuts. Therefore, we exited the position in favor of better situated companies in the sector.
While the real estate sector is typically defensive in nature, this hasn’t been the case during the COVID-19 crisis when people have had to shelter at home. The sector was down nearly 13% in the index and one of the Fund’s real estate holdings in particular did not hold up well. Healthcare Realty Trust Inc., an owner of medical office buildings, some of which are located close to hospitals, experienced a downtick in rent collections coupled with modest deferrals. While these issues were not unexpected given COVID-19 related conditions, they resulted in a slight miss on funds from operations (FFO) during the reporting period. We maintained this position in anticipation of an eventual opening up of the health care system, which appears intact despite the recent increase in new COVID-19 cases.
11

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/09/95	28.09%	12.49%	12.54%	1.24%	1.17%
Class A Shares at maximum Offering Price	1/09/95	20.74%	11.16%	11.88%	—	—
Russell Midcap® Growth Index	—	21.14%	14.15%	14.13%	—	—
Lipper Mid-Cap Growth Funds Classification Average	—	25.14%	14.27%	13.48%	—	—
Class C Shares	9/24/01	27.07%	11.64%	11.69%	2.00%	1.92%
Class R3 Shares	12/11/00	27.77%	12.21%	12.26%	1.50%	1.42%
Class I Shares	12/28/89	28.38%	12.77%	12.82%	1.00%	0.92%

	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/13	28.54%	12.92%	13.27%	0.86%	0.79%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
14

Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/95	30.55%	13.62%	12.62%	1.40%	1.24%
Class A Shares at maximum Offering Price	8/01/95	23.03%	12.28%	11.95%	—	—
Russel 2000® Growth Index	—	13.37%	10.36%	11.95%	—	—
Lipper Small-Cap Growth Funds Classification Average	—	19.12%	12.30%	12.28%	—	—
Class C Shares	9/24/01	29.51%	12.77%	11.78%	2.15%	1.99%
Class R3 Shares	12/11/00	30.18%	13.32%	12.33%	1.65%	1.49%
Class I Shares	8/01/95	30.81%	13.89%	12.89%	1.14%	0.99%

	Total Returns as of October 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	31.14%	17.44%	1.02%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021 Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
15

Holding Summaries    as of October 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Investments Purchased with Collateral from Securities Lending	1.3%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	17.6%
Health Care Equipment & Supplies	8.6%
IT Services	7.8%
Semiconductors & Semiconductor Equipment	7.4%
Biotechnology	7.1%
Hotels, Restaurants & Leisure	4.8%
Specialty Retail	4.4%
Health Care Providers & Services	3.7%
Pharmaceuticals	2.5%
Machinery	2.4%
Building Products	2.3%
Textiles, Apparel & Luxury Goods	2.3%
Capital Markets	2.3%
Interactive Media & Services	2.1%
Household Products	1.9%
Commercial Services & Supplies	1.8%
Other [1]	19.9%
Investments Purchased with Collateral from Securities Lending	1.3%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Synopsys Inc	2.9%
Horizon Therapeutics Plc	2.5%
Lululemon Athletica Inc	2.3%
MSCI Inc	2.3%
DocuSign Inc	2.2%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
16

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	97.0%
Exchange-Traded Funds	1.5%
Investments Purchased with Collateral from Securities Lending	2.1%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	11.1%
Biotechnology	10.6%
Health Care Equipment & Supplies	6.4%
Hotels, Restaurants & Leisure	6.3%
Semiconductors & Semiconductor Equipment	5.7%
Health Care Providers & Services	5.3%
IT Services	4.4%
Pharmaceuticals	3.6%
Building Products	3.0%
Equity Real Estate Investment Trust	2.7%
Machinery	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Household Durables	2.2%
Aerospace & Defense	2.2%
Health Care Technology	2.1%
Electrical Equipment	2.1%
Insurance	2.0%
Electronic Equipment, Instruments & Components	1.9%
Food Products	1.7%
Other [1]	18.5%
Exchange-Traded Funds	1.5%
Investments Purchased with Collateral from Securities Lending	2.1%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
MAXIMUS Inc	1.9%
Horizon Therapeutics Plc	1.8%
Lattice Semiconductor Corp	1.8%
LiveRamp Holdings Inc	1.8%
MyoKardia Inc	1.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2020.
The beginning of the period is May 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,260.21	$1,254.69	$1,258.46	$1,262.16	$1,261.60
Expenses Incurred During the Period	$ 6.65	$ 10.88	$ 8.06	$ 4.66	$ 5.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.25	$1,015.48	$1,018.00	$1,021.01	$1,020.51
Expenses Incurred During the Period	$ 5.94	$ 9.73	$ 7.20	$ 4.17	$ 4.67
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.91%, 1.42%, 0.82% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
18

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,292.53	$1,287.42	$1,290.52	$1,295.77	$1,293.91
Expenses Incurred During the Period	$ 7.03	$ 11.33	$ 8.52	$ 4.27	$ 5.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.23	$1,017.70	$1,021.42	$1,020.21
Expenses Incurred During the Period	$ 6.19	$ 9.98	$ 7.51	$ 3.76	$ 4.98
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.74% and 0.97% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
19

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of
October 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 28, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
20

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 1.2%
68,236	Mercury Systems Inc, (2)	$ 4,700,096
	Auto Components – 1.2%
46,861	Aptiv PLC	4,521,618
	Biotechnology – 7.1%
67,084	BioMarin Pharmaceutical Inc, (2)	4,993,062
39,082	Exact Sciences Corp, (2)	4,839,524
60,501	Global Blood Therapeutics Inc, (2)	3,199,293
44,338	Moderna Inc, (2)	2,991,485
34,570	Sarepta Therapeutics Inc, (2)	4,698,408
39,281	Seagen Inc, (2)	6,552,071
	Total Biotechnology	27,273,843
	Building Products – 2.3%
76,499	Owens Corning	5,008,389
57,818	Trex Co Inc, (2)	4,020,664
	Total Building Products	9,029,053
	Capital Markets – 2.3%
24,983	MSCI Inc	8,740,053
	Chemicals – 1.2%
189,963	Axalta Coating Systems Ltd, (2)	4,769,971
	Commercial Services & Supplies – 1.8%
21,812	Cintas Corp	6,860,965
	Communications Equipment – 1.2%
118,351	Ciena Corp, (2)	4,661,846
	Consumer Finance – 1.5%
163,257	OneMain Holdings Inc	5,696,037
	Containers & Packaging – 0.9%
76,994	Berry Global Group Inc, (2)	3,590,230
	Diversified Consumer Services – 1.5%
78,005	Chegg Inc, (2)	5,728,687
21

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Electrical Equipment – 0.7%
53,157	Sunrun Inc, (2)	$ 2,765,227
	Electronic Equipment, Instruments & Components – 1.7%
63,166	Keysight Technologies Inc, (2)	6,624,218
	Entertainment – 1.7%
32,488	Roku Inc, (2)	6,575,571
	Food Products – 1.3%
42,609	Freshpet Inc, (2)	4,878,730
	Health Care Equipment & Supplies – 8.6%
18,729	Align Technology Inc, (2)	7,980,052
9,562	DexCom Inc, (2)	3,055,824
94,809	Hologic Inc, (2)	6,524,756
23,211	Insulet Corp, (2)	5,158,645
23,201	Quidel Corp, (2)	6,224,596
13,343	Teleflex Inc	4,246,143
	Total Health Care Equipment & Supplies	33,190,016
	Health Care Providers & Services – 3.7%
17,698	Amedisys Inc, (2)	4,583,782
20,026	Molina Healthcare Inc, (2)	3,734,248
49,243	Quest Diagnostics Inc	6,014,540
	Total Health Care Providers & Services	14,332,570
	Health Care Technology – 1.2%
24,272	Teladoc Health Inc, (2), (3)	4,768,477
	Hotels, Restaurants & Leisure – 4.8%
6,860	Chipotle Mexican Grill Inc, (2)	8,242,153
39,046	Darden Restaurants Inc	3,589,108
63,600	Penn National Gaming Inc, (2)	3,433,128
55,315	Planet Fitness Inc, Class A, (2)	3,278,520
	Total Hotels, Restaurants & Leisure	18,542,909
	Household Products – 1.9%
82,838	Church & Dwight Co Inc	7,322,051
	Interactive Media & Services – 2.1%
70,635	Match Group Inc, (2)	8,248,755
	Internet & Direct Marketing Retail – 1.2%
73,346	Chewy Inc, (2), (3)	4,518,114
	IT Services – 7.8%
51,906	Akamai Technologies Inc, (2)	4,937,299
22

Shares	Description (1)	Value
	IT Services (continued)
35,696	Euronet Worldwide Inc, (2)	$3,171,233
26,874	FleetCor Technologies Inc, (2)	5,936,735
66,857	MAXIMUS Inc	4,518,196
24,284	Okta Inc, (2)	5,095,512
33,442	VeriSign Inc, (2)	6,377,389
	Total IT Services	30,036,364
	Leisure Products – 1.1%
44,815	Polaris Inc	4,071,891
	Machinery – 2.4%
162,998	Colfax Corp, (2)	4,431,915
23,180	Parker-Hannifin Corp	4,829,785
	Total Machinery	9,261,700
	Pharmaceuticals – 2.5%
131,004	Horizon Therapeutics Plc, (2)	9,816,130
	Road & Rail – 1.2%
124,623	Knight-Swift Transportation Holdings Inc	4,734,428
	Semiconductors & Semiconductor Equipment – 7.4%
60,737	Enphase Energy Inc, (2)	5,957,692
53,356	Inphi Corp, (2)	7,457,035
22,472	Monolithic Power Systems Inc	7,182,051
68,370	Xilinx Inc	8,114,835
	Total Semiconductors & Semiconductor Equipment	28,711,613
	Software – 17.6%
93,013	Anaplan Inc, (2)	5,148,270
38,001	Avalara Inc, (2)	5,664,049
84,958	Cloudflare Inc, (2)	4,415,267
42,371	DocuSign Inc, (2)	8,569,535
19,161	HubSpot Inc, (2)	5,558,031
72,866	LivePerson Inc, (2)	3,895,416
54,352	Proofpoint Inc, (2)	5,203,661
82,338	Rapid7 Inc, (2)	5,099,192
26,870	RingCentral Inc, Class A, (2)	6,941,596
51,710	Synopsys Inc, (2)	11,058,701
11,901	Trade Desk Inc, (2)	6,741,321
	Total Software	68,295,039
	Specialty Retail – 4.4%
47,440	Best Buy Co Inc	5,291,932
17,820	O'Reilly Automotive Inc, (2)	7,780,212
23

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Specialty Retail (continued)
19,861	Ulta Beauty Inc, (2)	$ 4,106,659
	Total Specialty Retail	17,178,803
	Textiles, Apparel & Luxury Goods – 2.3%
28,009	Lululemon Athletica Inc, (2)	8,942,994
	Trading Companies & Distributors – 1.1%
19,629	Watsco Inc	4,399,644
	Total Long-Term Investments (cost $293,644,685)	382,787,643

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.3%
	MONEY MARKET FUNDS – 1.3%
5,117,546	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.090% (5)	$ 5,117,546
	Total Investments Purchased with Collateral from Securities Lending (cost $5,117,546)		5,117,546

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%
	REPURCHASE AGREEMENTS – 1.6%
$ 5,942	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $5,942,024, collateralized $5,372,600 U.S. Treasury Notes, 2.375%, due 05/15/2027, value $6,060,875	0.000%	11/02/20	$ 5,942,024
	Total Short-Term Investments (cost $5,942,024)			5,942,024
	Total Investments (cost $304,704,255) – 101.8%			393,847,213
	Other Assets Less Liabilities – (1.8)%			(6,837,580)
	Net Assets – 100%			$ 387,009,633
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,551,483.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.
24

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.5%
	COMMON STOCKS – 97.0%
	Aerospace & Defense – 2.2%
144,452	Kratos Defense & Security Solutions Inc, (2)	$2,728,698
29,449	Mercury Systems Inc, (2)	2,028,447
	Total Aerospace & Defense	4,757,145
	Air Freight & Logistics – 1.1%
45,235	Hub Group Inc, Class A, (2)	2,267,631
	Banks – 1.0%
63,611	Preferred Bank	2,151,960
	Biotechnology – 10.6%
129,762	Affimed NV, (2)	410,048
28,411	Allogene Therapeutics Inc, (2)	963,701
113,291	Amicus Therapeutics Inc, (2)	2,019,979
18,777	Arena Pharmaceuticals Inc, (2)	1,609,565
38,474	Arrowhead Pharmaceuticals Inc, (2)	2,204,560
7,747	Ascendis Pharma A/S, Sponsored ADR, (2)	1,265,473
22,354	Blueprint Medicines Corp, (2)	2,286,367
24,655	Emergent BioSolutions Inc, (2)	2,218,210
28,513	Fate Therapeutics Inc, (2)	1,265,977
21,214	Global Blood Therapeutics Inc, (2)	1,121,796
49,128	Halozyme Therapeutics Inc, (2)	1,375,584
25,542	Invitae Corp, (2), (3)	1,001,502
55,899	Iovance Biotherapeutics Inc, (2)	1,994,476
7,806	Mirati Therapeutics Inc, (2)	1,694,995
14,585	Turning Point Therapeutics Inc, (2)	1,344,591
	Total Biotechnology	22,776,824
	Building Products – 3.0%
62,611	AZEK Co Inc, (2)	2,093,712
46,262	Patrick Industries Inc	2,579,107
102,085	PGT, Inc, (2)	1,692,569
	Total Building Products	6,365,388
	Capital Markets – 1.2%
31,575	Evercore Inc, Class A	2,511,476
	Chemicals – 1.2%
85,810	Avient Corp	2,666,117
25

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Commercial Services & Supplies – 1.3%
28,446	Tetra Tech Inc	$ 2,870,486
	Construction & Engineering – 1.1%
47,946	MasTec Inc, (2)	2,380,039
	Construction Materials – 1.1%
132,186	Summit Materials Inc, Class A, (2)	2,338,370
	Diversified Consumer Services – 0.9%
25,080	Chegg Inc, (2)	1,841,875
	Electrical Equipment – 2.1%
40,593	EnerSys	2,906,459
31,542	Sunrun Inc, (2)	1,640,815
	Total Electrical Equipment	4,547,274
	Electronic Equipment, Instruments & Components – 1.9%
32,282	Array Technologies Inc, (2)	1,189,592
62,768	II-VI Inc, (2)	2,854,061
	Total Electronic Equipment, Instruments & Components	4,043,653
	Equity Real Estate Investment Trust – 2.7%
79,473	Healthcare Realty Trust Inc	2,209,350
39,041	QTS Realty Trust Inc	2,401,412
236,972	Summit Hotel Properties Inc	1,251,212
	Total Equity Real Estate Investment Trust	5,861,974
	Food & Staples Retailing – 0.8%
49,578	Performance Food Group Co, (2)	1,666,317
	Food Products – 1.7%
31,949	Freshpet Inc, (2)	3,658,161
	Health Care Equipment & Supplies – 6.4%
58,707	AtriCure Inc, (2)	2,028,914
114,988	Establishment Labs Holdings Inc, (2)	2,878,150
21,768	Nevro Corp, (2)	3,248,003
44,935	STAAR Surgical Co, (2)	3,257,787
22,077	Tandem Diabetes Care Inc, (2)	2,406,393
	Total Health Care Equipment & Supplies	13,819,247
	Health Care Providers & Services – 5.3%
84,881	1Life Healthcare Inc, (2)	2,394,493
26,308	Addus HomeCare Corp, (2)	2,566,872
47,512	AMN Healthcare Services Inc, (2)	3,101,583
15,280	LHC Group Inc, (2)	3,308,884
	Total Health Care Providers & Services	11,371,832
26

Shares	Description (1)	Value
	Health Care Technology – 2.1%
87,120	HMS Holdings Corp, (2)	$2,319,134
19,293	Inspire Medical Systems Inc, (2)	2,304,163
	Total Health Care Technology	4,623,297
	Hotels, Restaurants & Leisure – 6.3%
79,779	BJ's Restaurants Inc	2,250,566
28,464	Jack in the Box Inc	2,278,828
33,270	Papa John's International Inc	2,548,482
40,200	Penn National Gaming Inc, (2)	2,169,996
29,098	Planet Fitness Inc, Class A, (2)	1,724,638
22,453	Wingstop Inc	2,611,957
	Total Hotels, Restaurants & Leisure	13,584,467
	Household Durables – 2.2%
25,358	Meritage Homes Corp, (2)	2,208,428
16,913	TopBuild Corp, (2)	2,591,241
	Total Household Durables	4,799,669
	Insurance – 2.0%
27,274	eHealth Inc, (2)	1,830,358
13,607	Kinsale Capital Group Inc	2,550,904
	Total Insurance	4,381,262
	IT Services – 4.4%
198,407	Everi Holdings Inc, (2)	1,708,284
57,344	LiveRamp Holdings Inc, (2)	3,789,865
59,115	MAXIMUS Inc	3,994,992
	Total IT Services	9,493,141
	Life Sciences Tools & Services – 1.3%
72,480	NeoGenomics Inc, (2)	2,843,390
	Machinery – 2.6%
38,900	ESCO Technologies Inc	3,255,541
55,006	SPX Corp, (2)	2,331,704
	Total Machinery	5,587,245
	Media – 1.2%
32,626	Nexstar Media Group Inc, Class A	2,688,382
	Multiline Retail – 0.8%
19,848	Ollie's Bargain Outlet Holdings Inc, (2)	1,728,562
	Paper & Forest Products – 1.5%
113,109	Louisiana-Pacific Corp	3,232,655
	Pharmaceuticals – 3.6%
53,143	Horizon Therapeutics Plc, (2)	3,982,005
27

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Pharmaceuticals (continued)
16,534	MyoKardia Inc, (2)	$ 3,695,845
	Total Pharmaceuticals	7,677,850
	Professional Services – 1.0%
58,848	Huron Consulting Group Inc, (2)	2,227,985
	Semiconductors & Semiconductor Equipment – 5.7%
19,688	Inphi Corp, (2)	2,751,595
109,335	Lattice Semiconductor Corp, (2)	3,815,791
62,373	MACOM Technology Solutions Holdings Inc, (2)	2,276,615
33,042	Silicon Laboratories Inc, (2)	3,385,483
	Total Semiconductors & Semiconductor Equipment	12,229,484
	Software – 11.1%
13,944	Avalara Inc, (2)	2,078,353
33,411	Blackline Inc, (2)	3,263,586
146,057	Box Inc, (2)	2,263,884
63,993	LivePerson Inc, (2)	3,421,066
67,304	Model N Inc, (2)	2,371,120
66,348	Ping Identity Holding Corp, (2)	1,837,176
31,521	Q2 Holdings Inc, (2)	2,875,976
56,184	Rapid7 Inc, (2)	3,479,475
55,211	Sailpoint Technologies Holdings Inc, (2)	2,291,809
591,081	Videopropulsion Inc, (2), (4)	591
	Total Software	23,883,036
	Specialty Retail – 1.5%
9,338	RH, (2)	3,130,378
	Textiles, Apparel & Luxury Goods – 2.6%
47,542	Crocs Inc, (2)	2,487,873
12,221	Deckers Outdoor Corp, (2)	3,096,435
	Total Textiles, Apparel & Luxury Goods	5,584,308
	Trading Companies & Distributors – 1.5%
51,797	Applied Industrial Technologies Inc	3,162,207
	Total Common Stocks (cost $165,660,465)	208,753,087

Shares	Description (1), (5)	Value
	EXCHANGE-TRADED FUNDS – 1.5%
28,850	SPDR S&P Biotech ETF, (3)	$ 3,253,414
	Total Exchange-Traded Funds (cost $2,230,336)	3,253,414
	Total Long-Term Investments (cost $167,890,801)	212,006,501

28

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.1%
	MONEY MARKET FUNDS – 2.1%
4,493,904	State Street Navigator Securities Lending Government Money Market Portfolio, (6)	0.090% (7)	$ 4,493,904
	Total Investments Purchased with Collateral from Securities Lending (cost $4,493,904)		4,493,904

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%
	REPURCHASE AGREEMENTS – 1.9%
$ 4,181	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $4,180,874, collateralized $3,780,300 U.S. Treasury Notes, 2.375%, due 05/15/2027, value $4,264,588	0.000%	11/02/20	$ 4,180,874
	Total Short-Term Investments (cost $4,180,874)			4,180,874
	Total Investments (cost $176,565,579) – 102.5%			220,681,279
	Other Assets Less Liabilities – (2.5)%			(5,390,333)
	Net Assets – 100%			$ 215,290,946
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,211,273.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.
(7)	The rate shown is the one-day yield as of the end of the reporting period.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
29

Statement of Assets and Liabilities
October 31, 2020
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $293,644,685 and $167,890,801, respectively)(1)	$382,787,643	$212,006,501
Investment purchased with collateral from securities lending, at value (cost approximates value)	5,117,546	4,493,904
Short-term investments, at value (cost approximates value)	5,942,024	4,180,874
Cash	—	125,000
Receivable for:
Dividends	30,074	—
Due from affiliate	19,024	21,452
Investments sold	1,332,021	1,302,124
Shares sold	969,063	100,414
Other assets	94,123	34,177
Total assets	396,291,518	222,264,446
Liabilities
Payable for:
Collateral from securities lending program	5,117,546	4,493,904
Investments purchased - regular settlement	2,793,012	1,976,262
Shares redeemed	689,429	93,849
Accrued expenses:
Directors fees	64,694	236
Management fees	270,143	194,632
12b-1 distribution and service fees	53,556	11,531
Other	293,505	203,086
Total liabilities	9,281,885	6,973,500
Net assets	$387,009,633	$215,290,946

See accompanying notes to financial statements.
30

Statement of Assets and Liabilities (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$185,219,230	$ 41,683,139
Shares outstanding	5,409,794	1,524,109
Net asset value ("NAV") per share	$ 34.24	$ 27.35
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 36.33	$ 29.02
Class C Shares
Net assets	$ 5,207,593	$ 2,157,969
Shares outstanding	268,219	111,011
NAV and offering price per share	$ 19.42	$ 19.44
Class R3 Shares
Net assets	$ 16,742,395	$ 1,481,623
Shares outstanding	555,500	58,510
NAV and offering price per share	$ 30.14	$ 25.32
Class R6 Shares
Net assets	$ 28,965,792	$ 1,037,515
Shares outstanding	623,395	30,792
NAV and offering price per share	$ 46.46	$ 33.69
Class I Shares
Net assets	$150,874,623	$168,930,700
Shares outstanding	3,303,508	5,061,489
NAV and offering price per share	$ 45.67	$ 33.38
Fund level net assets consist of:
Capital paid-in	$248,143,193	$147,997,826
Total distributable earnings	138,866,440	67,293,120
Fund level net assets	$387,009,633	$215,290,946
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001

(1)	Includes securities loaned of $4,551,483 and $4,211,273 for Mid Cap Growth Opportunities and Small Cap Growth Opportunities, respectively.
See accompanying notes to financial statements.
31

Statement of Operations
Year Ended October 31, 2020
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividends	$ 3,185,329	$ 913,224
Interest	15,559	13,622
Securities lending income	17,595	23,304
Payment from affiliate	19,024	21,452
Total investment income	3,237,507	971,602
Expenses
Management fees	2,889,452	1,745,241
12b-1 service fees - Class A Shares	433,849	91,241
12b-1 distribution and service fees - Class C Shares	54,294	16,957
12b-1 distribution and service fees - Class R3 Shares	95,842	6,637
Shareholder servicing agent fees	477,626	424,048
Custodian fees	45,837	34,833
Professional fees	52,738	44,172
Directors fees	8,904	5,128
Shareholder reporting expenses	38,659	113,156
Federal and state registration fees	85,016	92,769
Other	8,792	5,659
Total expenses before fee waiver/expense reimbursement	4,191,009	2,579,841
Fee waiver/expense reimbursement	(262,870)	(418,060)
Net expenses	3,928,139	2,161,781
Net investment income (loss)	(690,632)	(1,190,179)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	57,097,989	26,616,300
Change in net unrealized appreciation (depreciation) of investments	34,975,007	25,815,014
Net realized and unrealized gain (loss)	92,072,996	52,431,314
Net increase (decrease) in net assets from operations	$91,382,364	$51,241,135
See accompanying notes to financial statements.
32

Statement of Changes in Net Assets
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ (690,632)	$ (1,147,939)	$ (1,190,179)	$ (728,025)
Net realized gain (loss) from investments	57,097,989	84,972,569	26,616,300	(842,975)
Change in net unrealized appreciation (depreciation) of investments	34,975,007	(27,405,591)	25,815,014	7,571,292
Net increase (decrease) in net assets from operations	91,382,364	56,419,039	51,241,135	6,000,292
Distributions to Shareholders
Dividends:
Class A Shares	(36,832,892)	(33,688,438)	—	(5,069,832)
Class C Shares	(1,779,313)	(1,845,779)	—	(375,076)
Class R3 Shares	(5,055,764)	(4,617,499)	—	(170,130)
Class R6 Shares	(4,121,288)	(7,948,731)	—	(1,183,722)
Class I Shares	(25,757,305)	(42,429,100)	—	(6,735,701)
Decrease in net assets from distributions to shareholders	(73,546,562)	(90,529,547)	—	(13,534,461)
Fund Share Transactions
Proceeds from sale of shares	43,267,276	45,420,126	38,637,603	141,918,570
Proceeds from shares issued to shareholders due to reinvestment of distributions	68,352,666	82,717,140	—	10,691,877
	111,619,942	128,137,266	38,637,603	152,610,447
Cost of shares redeemed	(135,150,062)	(319,546,880)	(84,106,692)	(46,024,192)
Net increase (decrease) in net assets from Fund share transactions	(23,530,120)	(191,409,614)	(45,469,089)	106,586,255
Net increase (decrease) in net assets	(5,694,318)	(225,520,122)	5,772,046	99,052,086
Net assets at the beginning of period	392,703,951	618,224,073	209,518,900	110,466,814
Net assets at the end of period	$ 387,009,633	$ 392,703,951	$215,290,946	$209,518,900
See accompanying notes to financial statements.
33

Financial Highlights
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2020	$33.66	$(0.09)	$ 8.01	$ 7.92	$ —	$(7.34)	$(7.34)	$34.24
2019	36.79	(0.12)	3.48	3.36	—	(6.49)	(6.49)	33.66
2018	43.45	(0.20)	1.16	0.96	—	(7.62)	(7.62)	36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
Class C (09/01)
2020	22.20	(0.18)	4.74	4.56	—	(7.34)	(7.34)	19.42
2019	26.85	(0.24)	2.08	1.84	—	(6.49)	(6.49)	22.20
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
Class R3 (12/00)
2020	30.52	(0.14)	7.10	6.96	—	(7.34)	(7.34)	30.14
2019	34.10	(0.18)	3.09	2.91	—	(6.49)	(6.49)	30.52
2018	40.90	(0.28)	1.10	0.82	—	(7.62)	(7.62)	34.10
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
Class R6 (02/13)
2020	43.07	0.03	10.70	10.73	—	(7.34)	(7.34)	46.46
2019	44.94	0.01	4.61	4.62	—	(6.49)	(6.49)	43.07
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
Class I (12/89)
2020	42.49	(0.01)	10.53	10.52	—	(7.34)	(7.34)	45.67
2019	44.49	(0.05)	4.54	4.49	—	(6.49)	(6.49)	42.49
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

28.09%	$185,219	1.24%	(0.36)%	(0.37)%	1.17%	(0.29)%	(0.30)%	89%
13.43	172,912	1.24	(0.42)	N/A	1.17	(0.35)	N/A	90
2.35	196,212	1.23	(0.56)	N/A	1.17	(0.51)	N/A	106
25.89	250,908	1.23	(0.48)	N/A	1.17	(0.43)	N/A	136
(3.78)	280,681	1.29	(0.35)	N/A	1.27	(0.33)	N/A	89

27.07	5,208	1.99	(1.11)	(1.12)	1.92	(1.04)	(1.05)	89
12.58	5,664	2.00	(1.18)	N/A	1.92	(1.11)	N/A	90
1.60	7,936	1.98	(1.30)	N/A	1.92	(1.25)	N/A	106
24.95	16,278	1.98	(1.23)	N/A	1.92	(1.18)	N/A	136
(4.50)	16,956	2.04	(1.10)	N/A	2.02	(1.08)	N/A	89

27.77	16,742	1.49	(0.59)	(0.60)	1.42	(0.52)	(0.53)	89
13.15	22,135	1.50	(0.68)	N/A	1.42	(0.61)	N/A	90
2.09	26,098	1.48	(0.81)	N/A	1.42	(0.76)	N/A	106
25.60	35,402	1.48	(0.72)	N/A	1.42	(0.66)	N/A	136
(4.04)	55,093	1.54	(0.59)	N/A	1.52	(0.57)	N/A	89

28.54	28,966	0.88	(0.01)	(0.02)	0.81	0.06	0.05	89
13.85	26,329	0.86	(0.05)	N/A	0.79	0.02	N/A	90
2.75	56,250	0.84	(0.17)	N/A	0.78	(0.11)	N/A	106
26.41	72,703	0.84	(0.09)	N/A	0.78	(0.03)	N/A	136
(3.41)	50,677	0.89	0.12	N/A	0.86	0.14	N/A	89

28.38	150,875	0.99	(0.10)	(0.11)	0.92	(0.03)	(0.04)	89
13.73	165,663	1.00	(0.19)	N/A	0.92	(0.12)	N/A	90
2.61	331,728	0.98	(0.31)	N/A	0.92	(0.26)	N/A	106
26.20	425,158	0.98	(0.23)	N/A	0.92	(0.18)	N/A	136
(3.54)	491,747	1.04	(0.10)	N/A	1.02	(0.08)	N/A	89
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
35

Financial Highlights (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2020	$20.96	$(0.18)	$6.57	$6.39	$ —	$ —	$ —	$27.35
2019	23.54	(0.14)	0.84	0.70	—	(3.28)	(3.28)	20.96
2018	24.78	(0.17)	1.94	1.77	—	(3.01)	(3.01)	23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
Class C (09/01)
2020	15.01	(0.25)	4.68	4.43	—	—	—	19.44
2019	18.01	(0.21)	0.49	0.28	—	(3.28)	(3.28)	15.01
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
Class R3 (12/00)
2020	19.45	(0.22)	6.09	5.87	—	—	—	25.32
2019	22.16	(0.18)	0.75	0.57	—	(3.28)	(3.28)	19.45
2018	23.56	(0.22)	1.83	1.61	—	(3.01)	(3.01)	22.16
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
Class R6 (06/16)
2020	25.69	(0.07)	8.07	8.00	—	—	—	33.69
2019	27.88	(0.05)	1.14	1.09	—	(3.28)	(3.28)	25.69
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(f)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2020	25.51	(0.14)	8.01	7.87	—	—	—	33.38
2019	27.79	(0.10)	1.10	1.00	—	(3.28)	(3.28)	25.51
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

30.55%	$ 41,683	1.42%	(0.97)%	(0.98)%	1.22%	(0.77)%	(0.78)%	105%
5.47	34,249	1.39	(0.84)	N/A	1.23	(0.68)	N/A	104
7.89	36,452	1.38	(0.86)	N/A	1.24	(0.72)	N/A	139
25.07	34,934	1.41	(0.80)	N/A	1.30	(0.69)	N/A	95
1.90	31,255	1.48	(0.58)	N/A	1.42	(0.52)	N/A	106

29.51	2,158	2.17	(1.72)	(1.73)	1.97	(1.52)	(1.53)	105
4.74	1,631	2.14	(1.59)	N/A	1.98	(1.43)	N/A	104
7.05	2,141	2.13	(1.60)	N/A	1.99	(1.46)	N/A	139
24.21	2,181	2.16	(1.55)	N/A	2.05	(1.44)	N/A	95
1.10	1,971	2.23	(1.32)	N/A	2.18	(1.27)	N/A	106

30.18	1,482	1.67	(1.22)	(1.23)	1.47	(1.02)	(1.03)	105
5.23	1,253	1.64	(1.10)	N/A	1.48	(0.94)	N/A	104
7.60	1,206	1.63	(1.11)	N/A	1.49	(0.97)	N/A	139
24.77	1,608	1.66	(1.05)	N/A	1.55	(0.94)	N/A	95
1.62	1,631	1.73	(0.83)	N/A	1.67	(0.78)	N/A	106

31.14	1,038	0.98	(0.46)	(0.47)	0.78	(0.26)	(0.27)	105
6.13	144	1.01	(0.35)	N/A	0.85	(0.19)	N/A	104
8.24	14,475	1.03	(0.50)	N/A	0.88	(0.35)	N/A	139
25.56	19,108	1.04	(0.43)	N/A	0.93	(0.32)	N/A	95
6.15	19,524	1.02*	(0.29)*	N/A	0.96*	(0.23)*	N/A	106

30.81	168,931	1.17	(0.71)	(0.72)	0.97	(0.51)	(0.52)	105
5.78	172,242	1.13	(0.56)	N/A	0.98	(0.41)	N/A	104
8.14	56,194	1.13	(0.60)	N/A	0.99	(0.46)	N/A	139
25.41	43,557	1.16	(0.56)	N/A	1.05	(0.44)	N/A	95
2.10	34,468	1.24	(0.32)	N/A	1.19	(0.26)	N/A	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
37

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) with-out an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
38

Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting .The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Con-duct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
39

Notes to Financial Statements (continued)
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$382,787,643	$ —	$ —	$382,787,643
Investments Purchased with Collateral from Securities Lending	5,117,546	—	—	5,117,546
Short-Term Investments:
Repurchase Agreements	—	5,942,024	—	5,942,024
Total	$387,905,189	$5,942,024	$ —	$393,847,213

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$208,752,496	$ —	$ 591**	$208,753,087
Exchange-Traded Funds	3,253,414	—	—	3,253,414
Investments Purchased with Collateral from Securities Lending	4,493,904	—	—	4,493,904
Short-Term Investments:
Repurchase Agreements	—	4,180,874	—	4,180,874
Total	$216,499,814	$4,180,874	$ 591	$220,681,279

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
40

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mid Cap Growth Opportunities	Fixed Income Clearing Corporation	$5,942,024	$(5,942,024)	$ —
Small Cap Growth Opportunities	Fixed Income Clearing Corporation	4,180,874	(4,180,874)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. U.S. Bank National Association (“U.S. Bank”) served as the Funds' securities lending agent from the beginning of the current fiscal period until July 15, 2020. Effective August 14, 2020, the Funds’ custodian, State Street Bank and Trust Company (“State Street”), serves as the Funds' securities lending agent (U.S. Bank and State Street are collectively and individually referred to herein as the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. Collateral for the loaned securities is invested in a government money market fund maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act, for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of securities on loan and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Mid Cap Growth Opportunities	Common Stocks	$4,551,483	$5,117,546
Small Cap Growth Opportunities	Common Stocks	$ 991,464	$1,131,549
	Exchange-Traded Funds	3,219,809	3,362,355
Total		$4,211,273	$4,493,904
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$325,217,629	$218,660,944
Sales	427,167,917	271,198,601
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
41

Notes to Financial Statements (continued)
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/20		Year Ended 10/31/19
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	341,601	$ 10,282,625	381,375	$ 12,098,040
Class A – automatic conversion of Class C Shares	1,918	60,102	998	34,101
Class C	58,594	1,001,719	47,996	973,428
Class R3	116,835	2,963,548	161,505	4,630,162
Class R6	69,071	2,828,971	75,575	3,119,375
Class I	651,522	26,130,311	606,951	24,565,020
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,279,599	36,289,441	1,226,272	33,170,652
Class C	105,468	1,707,528	99,901	1,794,220
Class R3	202,069	5,055,764	184,336	4,530,984
Class R6	107,409	4,121,288	230,398	7,948,731
Class I	561,024	21,178,645	1,034,993	35,272,553
	3,495,110	111,619,942	4,050,300	128,137,266
Shares redeemed:
Class A	(1,351,084)	(40,700,970)	(1,803,821)	(58,701,202)
Class C	(147,659)	(2,739,777)	(186,840)	(3,953,792)
Class C – automatic conversion to Class A Shares	(3,328)	(60,102)	(1,478)	(34,101)
Class R3	(488,749)	(13,053,741)	(385,941)	(11,739,558)
Class R6	(164,437)	(7,045,615)	(946,169)	(35,233,404)
Class I	(1,807,743)	(71,549,857)	(5,199,942)	(209,884,823)
	(3,963,000)	(135,150,062)	(8,524,191)	(319,546,880)
Net increase (decrease)	(467,890)	$ (23,530,120)	(4,473,891)	$(191,409,614)

42

	Year Ended 10/31/20		Year Ended 10/31/19
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	97,178	$ 2,190,342	86,241	$ 1,757,412
Class A – automatic conversion of Class C Shares	76	1,647	86	1,959
Class C	42,219	749,010	25,260	374,828
Class R3	15,779	346,774	68,017	1,198,396
Class R6	277,938	7,332,807	397	10,095
Class I	1,047,075	28,017,023	5,485,979	138,575,880
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	278,640	4,940,279
Class C	—	—	29,198	373,153
Class R3	—	—	10,176	167,910
Class R6	—	—	54,751	1,183,722
Class I	—	—	186,946	4,026,813
	1,480,265	38,637,603	6,225,691	152,610,447
Shares redeemed:
Class A	(207,545)	(4,732,224)	(279,297)	(5,605,855)
Class C	(39,774)	(657,605)	(64,540)	(982,334)
Class C – automatic conversion to Class A Shares	(107)	(1,647)	(113)	(1,959)
Class R3	(21,701)	(461,259)	(68,171)	(1,262,093)
Class R6	(252,740)	(7,154,125)	(568,741)	(14,947,424)
Class I	(2,737,371)	(71,099,832)	(943,081)	(23,224,527)
	(3,259,238)	(84,106,692)	(1,923,943)	(46,024,192)
Net increase (decrease)	(1,778,973)	$(45,469,089)	4,301,748	$106,586,255
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$305,797,757	$178,955,788
Gross unrealized:
Appreciation	$ 95,514,557	$ 51,206,161
Depreciation	(7,465,101)	(9,480,670)
Net unrealized appreciation (depreciation) of investments	$ 88,049,456	$ 41,725,491
Permanent differences, primarily due to net operating losses, real estate investment trust adjustments, tax equalization and federal taxes paid, resulted in reclassifications among the Funds' components of net assets as of October 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' tax year end, were as follows:
43

Notes to Financial Statements (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ 6,242,835	$ 5,518,230
Undistributed net long-term capital gains	44,638,423	20,049,400

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ —	$ —
Distributions from net long-term capital gains	73,546,562	—

2019	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$14,130,332	$ 2,671,096
Distributions from net long-term capital gains	76,399,215	10,863,365

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Funds' tax year ended October 31, 2020, Small Cap Growth Opportunities utilized $673,530 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
44

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Mid Cap Growth Opportunities	0.2000%
Small Cap Growth Opportunities	0.1815%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2022
Small Cap Growth Opportunities	0.99%	July 31, 2022
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
45

Notes to Financial Statements (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$48,935	$14,388
Paid to financial intermediaries (Unaudited)	43,577	12,621
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$4,690	$1,434
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$3,579	$1,986
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$6,785	$1,213
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Mid Cap Growth Opportunities utilized this facility. The Fund’s utilization period (days outstanding), average daily balance outstanding and average annual interest rate during the utilization period(s) was one day, $7,300,000 and 2.76%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $7,300,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities.
During the current fiscal period, Small Cap Growth Opportunities did not utilize this facility.
46

9.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.
47

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions:The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$76,955,467	$612,817
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
48

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
49

Glossary of Terms Used in this Report (Unaudited) (continued)
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
50

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
52

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Mid Cap Growth Opportunities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and fourth quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. The Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2020 and fourth quartile for the five-year period ended March 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the one-year period ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Small Cap Growth Opportunities Fund, the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019 and second quartile of its Performance Peer Group for the one-year period ended December 31, 2019. Although the Fund’s performance was below the performance of its benchmark for the five-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and three-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Fund further outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they
54

were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Indepen-
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
dent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense cap applicable to each Fund.
56

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
57

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
58

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	150
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company (media and publishing); formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).	150
59

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	150
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (telecommunication services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	150
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	150
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	150
60

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	150
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).	150
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	150
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	150

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
61

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020), formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (sdince 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020) Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
63

Notes
64

Notes
65

Notes
66

Notes

67

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FCGO-1020P1434980-INV-Y-12/21

Mutual Funds
31 October 2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote anticipated on January 6, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In December, Congress passed another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. The bill’s next step is the President’s review and his approval or disapproval. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the new year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, the outcome of the Senate majority  –  which determines whether the government will be under split control or a Democrat majority  –  rests with Georgia’s two run-off elections on January 5, 2021. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The new year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
December 22, 2020

4

Portfolio Managers’
Comments
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Gregory Ryan, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Greg assumed portfolio management responsibilities in 2013 and Jon joined the portfolio management team for the Fund in 2019.
On the following pages, the portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2020.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended October 31, 2020?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. As business and social activities were drastically restricted in March and April 2020 to slow the spread of COVID-19, U.S. gross domestic product (GDP) shrank 31.4% on an annualized basis in the second quarter of 2020 (following a 5% decline in the first quarter 2020), according to the Bureau of Economic Analysis (BEA) “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the summer months. GDP rose 33.1% in the third quarter of 2020, according to the BEA’s “second” estimate. While the third quarter 2020 gain was historic, the economy remained below pre-pandemic growth levels. GDP growth was 2.4% in the fourth quarter of 2019 and 2.2% for 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 6.9% in October 2020 from 3.6% in October 2019. As of October 2020, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.5% in October 2020, despite the spike in unemployment. Earnings data was skewed by the concentration of job losses in lower wage work, which effectively eliminated most of the low wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in gasoline, apparel and transportation prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.2% over the twelve-month reporting period ended October 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Prior to the COVID-19 crisis recession, the U.S. Federal Reserve (the Fed) had reduced its benchmark interest rate to support the economy’s slowing growth. The Fed also stopped shrinking its bond portfolio sooner than scheduled and began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels.
As the health and economic crisis deepened, the Fed enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and maintained a cautious outlook for the U.S. economy. Also at the July 2020 meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below target inflation, so that inflation averages a 2% rate over time. The Fed provided further clarification of the new inflation policy and left the benchmark interest rate unchanged at its September 2020 meeting. (As expected, there were no policy changes at the Fed’s November 2020 meeting, which occurred after the close of this reporting period.)
In March and April 2020, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion in Congress, but a final deal had not been reached as of the end of this reporting period. The election outcome, subsequent to the close of the reporting period, did not change expectations for a stimulus bill, but the timing and size remained uncertain.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Geopolitical uncertainty remained elevated with the U.S. presidential election, the Brexit transition period winding down and U.S. - China relations deteriorating. While markets remained concerned about the potential for a disputed outcome, the next round of fiscal stimulus was expected to follow the presidential election. In Europe, the EU and U.K. continued to negotiate, but had not yet reached, a final Brexit agreement after the U.K. formally exited at the end of January 2020 and triggered the one-year transition period (which ends on December 31, 2020). Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Nuveen Large Cap Select Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed the S&P 500® and the Lipper Large-Cap Core Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to
6

achieve superior, risk-adjusted returns over the long term. Early in the reporting period, we took on a more defensive posture and ending the reporting period with a more cyclical posture. We reduced the Fund’s exposure in the information technology, financials and real estate sectors, ending the reporting period underweight in all three of these sectors. Additionally, we increased consumer discretionary exposure and are now overweight in the sector. We also increased the Fund’s weighting in the utilities and energy sectors. At the end of the reporting period, the Fund’s largest overweights versus the S&P 500® benchmark were in the consumer discretionary and communication services sectors, while its largest underweights were in the information technology and consumer staples sectors.
Following the onset of the COVID-19 crisis, equity markets experienced their deepest and fastest decline into a bear market in recent memory. The subsequent unprecedented global monetary and fiscal stimulus, combined with signs of an economic recovery as lockdowns eased globally, triggered a rapid rebound in risk assets across the board. However, the market recovery was very narrowly led by the more expensive, less economically sensitive sectors. Some of the Fund’s underperformance versus the S&P 500® benchmark and Lipper peers was due to its broader, more diversified exposure. Stock selection detracted in the information technology, financials, consumer staples and utilities sectors, while the Fund saw favorable results from selection in the real estate and communication services sectors.
The information technology sector was the largest drag on performance during the reporting period mainly because of the Fund’s lack of exposure to Apple Inc. and Microsoft Corporation, which outperformed the index by a significant margin. Following the sell-off in March 2020, the market roared back but, as noted, was very narrowly led for much of the remainder of the reporting period by technology focused companies that benefited in the world of social distancing practices such as working from home, increased use of e-commerce and entertainment streaming. These so-called “COVID winners” included the largest five members of the S&P 500 (Apple, Microsoft, Amazon, Facebook and Alphabet), which now account for almost one-fourth of the index’s total market capitalization, the highest level of concentration since at least 1980. During the reporting period, the Fund did not own Apple, which became the first U.S. firm to hit a market capitalization of $2 trillion due in part to optimism surrounding 2021 and upgrades to 5G. At the end of August 2020, Apple conducted a 4-for-1 stock split to make shares more accessible to a larger base of investors. On the other hand, the Fund did hold Microsoft for part of the reporting period and the company recorded a strong earnings beat as its Azure product continued to take market share from Amazon Web Services (AWS). However, with Microsoft facing increased competition from some of the world’s largest technology companies, we decided to sell the Fund’s stake and missed out on some of its gains.
Also in the technology sector, the Fund was hurt by its position in Fiserv Inc., a provider of financial services technology such as mobile payment, banking and transaction software and services. The company announced a CEO transition which, despite an in-line first quarter 2020 earnings report, caused the stock to pause somewhat during the reporting period. However, we continued to like Fiserv’s strong organic growth profile, diversified customer base, opportunities for margin expansion and the ability to fund additional growth given the company’s robust cash flow. As such, we continued to hold the position in the Fund’s portfolio.
The Fund’s stock picks in the technology sector were significant standouts, including NVIDIA Corp, ServiceNow Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. Graphics processing unit (GPU) and chip maker NVIDIA raised its fiscal first quarter 2021 results, meeting extremely high expectations as its hyperscale/data center business showed continued strength. In addition, the gaming segment posted impressive results and is also expected to benefit from product cycle flows in the second half of 2020. Given the number of positive catalysts ahead and NVIDIA’s exposure to several secular growth stories, we continued to hold the stock. Enterprise cloud computing solution provider ServiceNow reported a solid first quarter 2020 across the board as subscription revenues were strong and it continued to close deals despite COVID-19 headwinds. Many companies accelerated their digital transformation in response to disruptions in their business, benefiting ServiceNow. We continued to hold ServiceNow in the Fund’s portfolio. Taiwan Semiconductor, a manufacturer of integrated circuits and semiconductor wafer devices, reported strong second quarter 2020 earnings and management raised its full-year growth outlook based on a stronger 5G demand curve. We continued to like the backdrop going into the end of 2020 as the market anticipates the Apple 5G ramp and the Huawei risk is now factored into guidance. As a result, we continued to hold Taiwan Semiconductor.
The financial sector as a whole was also hard hit during the reporting period as credit risks escalated after many businesses were forced to shut down across the nation in an attempt to curb the COVID-19 crisis. The sector was down nearly 15% in the index during the reporting period. Within the financials sector, Citigroup Inc., Capital One Financial Corporation and Hartford Financial Services
7

Portfolio Managers’ Comments (continued)
Group Inc. all detracted from the Fund’s overall performance. Citigroup, along with many other banks, underperformed because of the impact from materially lower interest rates and the fears of write-downs on loan products. Later in the reporting period, Citigroup’s shares were further pressured following a conservative third quarter 2020 outlook provided by management at an industry conference. Specifically, Citibank’s CFO indicated that the company would see a reserve build in the third quarter as well as higher expenses. In addition, The Wall Street Journal indicated that there is the potential for regulatory actions in response to the company’s failure to improve risk management systems. For these and other reasons, we exited our position in Citigroup. Capital One, which offers credit cards, various types of loans, banking services and savings accounts, also underperformed. The company detracted because of stress on the consumer credit markets as many local businesses across the nation were forced to shut down and lay off workers during March 2020. We no longer own the Fund’s position in Capital One. Finally, the Fund saw weak results from Hartford Financial, a provider of commercial and personal property and casualty insurance as well as wealth management products. The worker’s compensation business faced headwinds with added claims related to the COVID-19 crisis, coupled with lost premiums due to rising unemployment. We exited this position late in the reporting period.
In the consumer staples sector, leading protein producer Tyson Foods Inc. was the most significant detractor during the reporting period. The COVID-19 crisis negatively impacted food service demand and the company also experienced plant closures and a significant increase in COVID-19 related costs. While Tyson started to see some improvement in food service and strong performance from beef products in the second quarter 2020, we exited the position in exchange for companies that benefit more from the stay-at-home environment.
The consumer discretionary sector was home to several standout performers that were COVID-19 beneficiaries: Amazon.com Inc. and Target Corporation. Amazon significantly benefited from the changes in behavior stemming from the COVID-19 crisis, reporting strong sales growth. Although operating profit disappointed due to increased costs associated with COVID-19, the stock continued to outperform as consumers shifted more spending online and cloud spending accelerated. Prior to the COVID-19 crisis, Target was demonstrating some weakness following softer holiday season comparisons in categories such as toys and electronics. However, as shutdowns were enforced across the country, Target demonstrated its dominance as a fully-integrated shopping experience retailer reporting a significant increase in digital sales. Toward the end of the reporting period, the retailer posted much better-than-expected revenue, margins and earnings on the back of strong same-store comparable sales and digital sales momentum across departments and geographies. Target saw rebounds in home, apparel, beauty and general merchandise, which are higher margin categories and helped offset digital cost pressures on gross margin. The company continues to take share from smaller retailers. We maintained the Fund’s position in both Amazon and Target in the portfolio. Also, a position in Chinese e-commerce behemoth Alibaba Group Holding Limited benefited the Fund’s results. The company delivered solid revenue and earnings growth driven by Chinese e-commerce advertisements, its core profit engine. The company continues to expand its market and trades at an attractive valuation. We continued to hold Alibaba in the Fund.
Unfortunately, the Fund’s travel and leisure related holdings in the consumer discretionary sector were negatively impacted by the temporary closures of resorts and casinos and the almost complete shutdown of air travel due to the COVID-19 crisis. Within the leisure related area, the Fund’s most significant detractor was hotel and casino operator Wynn Resorts Limited. Prior to the outbreak, Wynn Resorts had announced improving demand trends in China’s gaming enclave of Macau. However, given the level of uncertainty around when travel would return to pre-virus levels, we exited the position in March 2020.
Facebook Inc., in the communication services sector, was a top contributor for the Fund during the reporting period. As noted above, the company participated in the narrow market leadership following the March 2020 sell-off. During the reporting period, Facebook reported strong results in first quarter 2020, highlighting the company’s resilient revenue and profit model despite the COVID-19 headwinds. Although some customers announced pullbacks in advertising spending on Facebook’s platform, we believe Facebook’s management will find long-term solutions for advertisers and continued to hold the stock.
The health care sector was the standout performer in the index and several of the Fund’s holdings outpaced the sector. The majority of the outperformance occurred prior to the COVID-19 induced sell-off. Although health care was not immune from losses, the defensive nature of the sector helped the group hold up better than the overall market. The Fund’s position in biopharmaceutical firm Gilead Sciences Inc. contributed favorably to relative performance. The company is a leader in the development and marketing of anti-infective drugs with approved products for the treatment of HIV/AIDS, hepatitis C, hepatitis B and pulmonology diseases. Gilead Sci-
8

ences’ shares benefited earlier in the reporting period from the COVID-19 crisis as the company worked on remdesivir, an experimental antiviral drug has been used to treat patients with COVID-19. The company received an emergency use authorization from the U.S. Food and Drug Administration on May 1, 2020 to use it for severely ill patients and clinical trials continued on the drug throughout the reporting period. However, we sold the Fund’s position after questions lingered about whether the drug is indeed effective in lowering the recovery time from the illness. Also, the Fund’s managed care holdings such as Humana Inc. benefited from regulatory commentary out of Washington that was better than feared, which caused a rally in the sector. Humana’s management also increased its expectations of individual Medicare Advantage membership growth. We continued to hold this position at the end of the reporting period.
The energy sector was the worst performing sector in the index during the reporting period, falling more than 46%. The sector faced significant headwinds from the COVID-19 crisis as demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply glut. The price of crude fell to multi-decade lows before recovering somewhat but still remaining below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. The Fund’s underweight position in the sector was helpful, particularly to Exxon Mobil Corporation and Chevron Corporation. However, the Fund still had several individual holdings that detracted such as exploration and production firms Parsley Energy Inc. and Pioneer Natural Resources Company. Given the heightened uncertainty, fundamental issues and supply/demand headwinds, we eliminated all energy exposure in the first half of the reporting period, but re-established a position in Pioneer in the second half of the reporting period as the outlook for the sector improved slightly and we believed the stock was overly punished.
Nuveen Small Cap Select Fund
How did the Fund perform during the twelve-month reporting period ended October 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provides total return performance information for each share class of the Fund for the period ended October 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the twelve-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies within the Russell 2000® Index, which has a market capitalization range of $46.3 million to $5.9 billion based on the June 26, 2020 annual reconstitution of the Russell 2000® Index. During the reporting period, we continued to focus on building a well diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
Shutting down the U.S. economy in an effort to stop the spread of COVID-19 hit the small-cap segment hard, causing slightly negative results for the Russell 2000® benchmark during the reporting period. Value stocks within the segment were particularly impacted with the value component of the Russell 2000® underperforming growth by more than 27%. We continued to witness an unprecedented gap in valuations between small-cap value and small-cap growth stocks across all sectors. This performance differential was due to uncertainty surrounding the depth and duration of the COVID-19 crisis downturn and the timing and slope of the eventual economic recovery. The Fund produced positive absolute returns and outperformed the Russell 2000® benchmark and Lipper peers primarily due to strong stock selection in the health care sector as well as in the information technology and industrials sectors. Security selection detracted in the financials, consumer discretionary and energy sectors.
Despite the anticipated increase in election related uncertainty, the health care sector was a source of significant strength for the Fund with positive stock selection in pharmaceuticals and biotechnology. Shares of Horizon Therapeutics plc, a specialty pharmaceutical firm focused on rare diseases, reacted strongly to the company’s second quarter 2020 earnings results. Highlights included continued out
9

Portfolio Managers’ Comments (continued)
performance of Tepezza for thyroid eye disease and positive commentary regarding Krystexxa’s use in gout combined with immunomodulatory drugs, both of which resulted in higher guidance figures for the balance of 2020. We maintained the Fund’s position in Horizon Therapeutics. The Fund also saw favorable results from several health care holdings that were seen as small-cap beneficiaries of the COVID-19 crisis such as home health nursing company LHC Group Inc. The company is viewed as a key player in caring for vulnerable patient populations outside of the hospital. We maintained this position. The Fund also benefited from Wright Medical Group NV, a manufacturer of medical devices and equipment for the treatment of musculoskeletal disorders. In November 2019, Stryker announced an agreement to acquire Wright Medical for $30.75 per share in an all-cash transaction, causing us to exit the position.
The information technology sector was another area of strength for the Fund, notably among growth oriented semiconductor and software companies. Shares of Lattice Semiconductor Corporation, a manufacturer of programmable chips used in 5G wireless and artificial intelligence applications, performed strongly. We maintained this position because we believe the company will continue to benefit from the continuing build-out of 5G wireless technology. Shares of Everbridge Inc., a company that provides communications and enterprise software applications to help organizations and governments respond to critical events, also rose sharply. The company benefited from the launch of COVID-19 Shield Software to help customers in navigating the safety, supply and cost aspects of dealing with the crisis. We sold the Fund’s position in Everbridge due to valuation and size considerations. Shares of SailPoint Technologies Holdings Inc., a leader in enterprise identity governance that ensures organizations have full control over access to resources, advanced strongly. The company reported strong revenue growth that resulted from outstanding growth in licensing and subscriptions. The shift to working from home is driving the need for enterprise solutions to provide secure access to data outside of networks. In the semiconductor space, MACOM Technology Solutions Holdings Inc., a leading supplier of high speed networking solutions for the data center and telecommunication markets, performed well. The stock was propelled by the new management team’s restructuring plan, which is providing an operating profit recovery as well as strong demand for data center solutions among U.S. and Chinese cloud players. We maintained positions in both SailPoint and MACOM.
The technology sector also had one laggard worth noting, j2 Global Inc., a leading provider of Internet media and cloud services built largely through acquisitions. Its shares were negatively impacted following the company’s withdrawal of 2020 guidance and a pause in acquisition activity. We have maintained the position based on its favorable valuation and the belief that strong free cash flow will allow j2 Global to deleverage and resume its acquisition activities.
In the industrial sector, the Fund experienced strong performance from Altra Industrial Motion Corp., a manufacturer and supplier of motion control, power transmission and automation products. Early in the reporting period, Altra Industrial lowered its profit forecasts, but we still believed the stock was undervalued. As the reporting period progressed, the company exceeded expectations in all of its operating segments and in the medical and renewable energy markets. Altra’s aggressive cost cutting initiatives during the difficult market environment led to excellent margin performance, strong cash flow generation and debt reduction. Toward the end of the reporting period, the company reported strong fiscal third quarter 2020 results, raised its dividend and increased 2020 guidance. We maintained this position. The industrial sector was also home to one detractor, Harsco Corporation, a specialty environmental services company with a presence in clean earth, rail, health care and the environment. Early in the reporting period, shares slumped after the company pre-released weaker volumes and slightly lower cash flow guidance, causing us to sell the Fund’s position.
The consumer sectors were two of the biggest COVID-19 beneficiaries, recording the strongest returns in the index over the reporting period. However, the Fund was not able to keep pace in the discretionary sector due to several laggards of note. Following the onset of the COVID-19 crisis, our position in Penn National Gaming was negatively impacted due to broad-based casino closures, giving rise to liquidity concerns and leading us to lower the Fund’s exposure in order to assess the impacts. The company ultimately acquired a stake in Barstool Sports, giving it exposure to electronic gaming as well as the emerging market for online sports betting that has been fueled by positive legislation in several states seeking to capitalize on this trend. This factor, combined with a subsequent equity offering intended, in part, to shore up the company’s balance sheet, led us to increase the Fund’s exposure but precluded it from significantly participating in the recovery trade. We maintained the position as of the end of the reporting period. Also, Aaron’s Holding Company Inc., a rent-to-own retailer that offers short-term financing via its Progressive arm, saw its shares decline. The company issued fourth quarter 2020 results that included lower-than-expected guidance stemming from lease portfolio characteristics, incremen-
10

tal investments and weakness in the consumer electronics category. Shares were pressured further as the COVID-19 crisis evolved, which led us to decrease the position size. As the perception of the economic impacts improved following the Fed’s monetary policy initiatives, management was better able to quantify losses that were lower than expectations, leading us to gradually build upon the position.
Conversely, quick-serve restaurant stocks performed well in the discretionary sector throughout the reporting period given the challenges of casual dining from state restrictions. Shares of Papa John’s International Inc. held up better than many peers as investors began to consider the benefit to take-out and delivery in this shelter-in-place environment. The pizza chain benefited from its strong digital ordering platform and capability for take-out orders while other restaurants were closed. We exited the position as shares approached our valuation target. However, as the second wave of infections began to play out in the spring, we reinitiated a position in Papa John’s as a defensive measure and maintained it. Homebuilding was another strong category in consumer discretionary, driven by exceptionally low mortgage rates as buyers seek single-family homes away from densely populated areas. Shares of Meritage Homes Corp., a homebuilder operating in the Western and Southern U.S., reacted well to a healthy second quarter 2020 earnings report that exceeded expectations and included favorable commentary on order trends. As the reporting period played out, industry data such as housing starts, permits and builder sentiment provided additional support for continued appreciation. We continued to hold this stock at the end of the reporting period.
The Fund’s financial services sector holdings bore the brunt of the COVID-19 crisis, which brought relatively indiscriminate selling among regional banking shares and companies levered to consumer credit and housing finance. Shares of MFA Financial Inc. were hit hard after the mortgage real estate investment trust (REIT) encountered uncertainties over the health of its balance sheet and the integrity of its dividend. Although we believed the firm was stronger than others in the group, we sold our shares because we assumed the dividend would ultimately be cut and the company would need to consider forbearance agreements. Similarly, Radian Financial Inc., a provider of primate mortgage insurance, saw its shares fall as investors considered potential losses associated with the COVID-19 crisis related to mortgage payments and mortgage pool dynamics. We exited the position as a risk control measure following an initial bounce off the lows in March 2020, but the Fund did not participate in the broader recovery following the Federal Housing Finance Agency’s clarification on mortgage forbearance and loss assumptions. Lastly, in the regional banking sector, Sterling Bancorp, a lender with exposure to the greater New York metropolitan area, was negatively impacted as interest rates declined sharply and markets anticipated negative credit impacts, loan contraction and compressed net interest margins. We exited the position in an attempt to reduce the Fund’s overall exposure to the group as uncertainties were rising.
The energy sector was by far the worst performing sector in the index during the reporting period, falling more than 51%. The sector faced significant headwinds from the COVID-19 crisis as demand for oil dropped precipitously due to the shutdowns, while a price war erupted between Russia and Saudi Arabia that added to an already existing supply surplus. The price of crude fell to multi-decade lows before recovering somewhat but still remaining below $40 per barrel by the end of the reporting period. Low oil prices severely damaged the sector, causing energy companies to slash costs and lay off workers. We believed the domestic energy market would have a lasting negative impact from the dramatic supply/demand imbalance. As a result, we reduced the Fund’s energy exposure by selling shares of two of the Fund’s weaker performers, Cactus Inc., a leading manufacturer, and Matador Resources Company, a Permian focused oil producer.
While the real estate sector is typically defensive in nature, this hasn’t been the case during the COVID-19 crisis when people have had to shelter at home. The sector was down more than 25% in the index and several of the Fund’s real estate names did not hold up well, including Summit Hotel Properties Inc., a REIT focused on hotels and lodging. While shares declined substantially in the face of dwindling occupancy and travel, we held our position and eventually increased our position in anticipation of an eventual reopening of the economy. Likewise, the Fund experienced weak results from Brandywine Realty Trust, a REIT that invests in office and multi-use buildings in its core markets of Philadelphia and Austin. While office use is challenged in a work-from-home environment, the company’s diversified portfolio has been positive, tour activity is increasing and nearly complete rent collections have led to an increase in funds from operations (FFO) guidance. Importantly, the company is developing a substantial life sciences property in Philadelphia that should enhance its growth prospects and provide further diversification. In light of the stock’s attractive valuation, the Fund continued to hold the position.
11

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/31/03	5.76%	10.70%	11.50%	1.20%	1.06%
Class A Shares at maximum Offering Price	1/31/03	(0.31)%	9.39%	10.84%	-	-
S&P 500® Index	-	9.71%	11.71%	13.01%	-	-
Lipper Large-Cap Core Funds Classification Average	-	7.94%	10.16%	11.46%	-	-
Class C Shares	1/31/03	4.99%	9.87%	10.67%	1.95%	1.81%
Class I Shares	1/31/03	6.02%	10.98%	11.78%	0.95%	0.81%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
14

Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of October 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/06/92	1.70%	7.36%	9.40%	1.42%	1.24%
Class A Shares at maximum Offering Price	5/06/92	(4.14)%	6.09%	8.75%	-	-
Russell 2000® Index	-	(0.14)%	7.27%	9.64%	-	-
Lipper Small-Cap Core Funds Classification Average	-	(7.68)%	4.38%	7.88%	-	-
Class C Shares	9/24/01	0.95%	6.56%	8.58%	2.17%	1.99%
Class R3 Shares	1/03/94	1.48%	7.10%	9.13%	1.68%	1.49%
Class I Shares	5/06/92	2.00%	7.62%	9.66%	1.17%	0.99%

	Total Returns as of October 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/18	2.15%	3.63%	1.03%	0.85%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
Growth of an Assumed $10,000 Investment as of October 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
15

Holding Summaries    as of October 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.9%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Interactive Media & Services	10.5%
Internet & Direct Marketing Retail	8.6%
Semiconductors & Semiconductor Equipment	8.5%
IT Services	5.9%
Software	5.8%
Health Care Equipment & Supplies	5.0%
Electric Utilities	5.0%
Biotechnology	4.9%
Consumer Finance	4.7%
Health Care Providers & Services	3.7%
Specialty Retail	3.3%
Household Durables	3.3%
Capital Markets	2.8%
Road & Rail	2.3%
Building Products	2.0%
Pharmaceuticals	1.9%
Hotels, Restaurants & Leisure	1.9%
Other [1]	18.8%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Amazon.com Inc	7.3%
Alphabet Inc, Class C	5.7%
Facebook Inc, Class A	4.7%
Mastercard Inc, Class A	3.3%
salesforce.com Inc	2.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
16

Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	97.4%
Exchange-Traded Funds	1.0%
Investments Purchased with Collateral from Securities Lending	1.0%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Biotechnology	7.4%
Banks	6.9%
Software	6.8%
Equity Real Estate Investment Trust	6.0%
Machinery	5.1%
Hotels, Restaurants & Leisure	4.4%
Health Care Providers & Services	4.2%
IT Services	4.0%
Semiconductors & Semiconductor Equipment	3.8%
Building Products	3.2%
Capital Markets	2.9%
Electronic Equipment, Instruments & Components	2.9%
Pharmaceuticals	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Health Care Equipment & Supplies	2.7%
Electrical Equipment	2.6%
Health Care Technology	2.3%
Gas Utilities	2.2%
Paper & Forest Products	2.2%
Specialty Retail	2.0%
Household Durables	1.7%
Other [1]	19.6%
Investments Purchased with Collateral from Securities Lending	1.0%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Horizon Therapeutics Plc	1.8%
Select Medical Holdings Corp	1.7%
Altra Industrial Motion Corp	1.6%
EnerSys	1.5%
Piper Sandler Cos	1.5%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2020.
The beginning of the period is May 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,111.80	$1,107.53	$1,112.98
Expenses Incurred During the Period	$ 5.68	$ 9.64	$ 4.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.76	$1,015.99	$1,021.01
Expenses Incurred During the Period	$ 5.43	$ 9.22	$ 4.17
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.07%, 1.82%, and 0.82% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
18

Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,199.08	$1,194.92	$1,197.90	$1,200.45	$1,199.77
Expenses Incurred During the Period	$ 6.85	$ 10.98	$ 8.23	$ 4.92	$ 5.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.90	$1,015.13	$1,017.65	$1,020.66	$1,020.11
Expenses Incurred During the Period	$ 6.29	$ 10.08	$ 7.56	$ 4.52	$ 5.08
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.89% and 1.00% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
19

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (two of the funds constituting Nuveen Investment Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of
October 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
December 28, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
20

Nuveen Large Cap Select Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.9%
	COMMON STOCKS – 98.9%
	Aerospace & Defense – 1.2%
3,171	L3Harris Technologies Inc	$ 510,880
	Automobiles – 1.1%
12,908	General Motors Co	445,713
	Beverages – 1.6%
10,583	Keurig Dr Pepper Inc	284,683
5,294	Monster Beverage Corp, (2)	405,361
	Total Beverages	690,044
	Biotechnology – 4.9%
11,770	AbbVie Inc	1,001,627
1,776	Biogen Inc, (2)	447,676
1,234	Seagen Inc, (2)	205,831
1,863	Vertex Pharmaceuticals Inc, (2)	388,175
	Total Biotechnology	2,043,309
	Building Products – 2.0%
8,310	A O Smith Corp	429,544
6,018	Owens Corning	393,998
	Total Building Products	823,542
	Capital Markets – 2.8%
10,697	Bank of New York Mellon Corp	367,549
16,359	Morgan Stanley	787,686
	Total Capital Markets	1,155,235
	Chemicals – 1.2%
9,170	DuPont de Nemours Inc	521,590
	Consumer Finance – 4.7%
4,452	American Express Co	406,201
12,097	Discover Financial Services	786,426
7,536	OneMain Holdings Inc	262,931
20,916	Synchrony Financial	523,318
	Total Consumer Finance	1,978,876
	Diversified Financial Services – 1.1%
9,454	Voya Financial Inc	453,130
21

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Electric Utilities – 5.0%
8,904	American Electric Power Co Inc	$800,737
5,019	Entergy Corp	508,023
19,459	Exelon Corp	776,219
	Total Electric Utilities	2,084,979
	Entertainment – 0.8%
4,362	Activision Blizzard Inc	330,334
	Food & Staples Retailing – 0.8%
2,327	Walmart Inc	322,871
	Health Care Equipment & Supplies – 5.0%
6,053	Baxter International Inc	469,531
16,586	Boston Scientific Corp, (2)	568,402
6,117	Medtronic PLC	615,187
3,340	Zimmer Biomet Holdings Inc	441,214
	Total Health Care Equipment & Supplies	2,094,334
	Health Care Providers & Services – 3.7%
2,049	Humana Inc	818,125
2,461	UnitedHealth Group Inc	750,949
	Total Health Care Providers & Services	1,569,074
	Hotels, Restaurants & Leisure – 1.9%
13,217	Wyndham Destinations Inc	431,271
7,916	Wyndham Hotels & Resorts Inc	368,173
	Total Hotels, Restaurants & Leisure	799,444
	Household Durables – 3.3%
6,392	DR Horton Inc	427,050
27,315	Newell Brands Inc	482,383
2,575	Whirlpool Corp	476,272
	Total Household Durables	1,385,705
	Interactive Media & Services – 10.5%
1,476	Alphabet Inc, Class C, (2)	2,392,611
7,563	Facebook Inc, Class A, (2)	1,989,901
	Total Interactive Media & Services	4,382,512
	Internet & Direct Marketing Retail – 8.6%
1,738	Alibaba Group Holding Ltd, Sponsored ADR, (2)	529,551
1,010	Amazon.com Inc, (2)	3,066,512
	Total Internet & Direct Marketing Retail	3,596,063
	IT Services – 5.9%
11,363	Fiserv Inc, (2)	1,084,826
4,836	Mastercard Inc, Class A	1,395,863
	Total IT Services	2,480,689
22

Shares	Description (1)	Value
	Leisure Products – 0.7%
4,901	Brunswick Corp/DE	$ 312,243
	Machinery – 1.5%
3,806	Stanley Black & Decker Inc	632,557
	Media – 1.1%
17,615	Altice USA Inc, Class A, (2)	474,724
	Multiline Retail – 1.3%
3,652	Target Corp	555,908
	Multi-Utilities – 1.2%
23,017	CenterPoint Energy Inc	486,349
	Oil, Gas & Consumable Fuels – 1.2%
3,818	Pioneer Natural Resources Co	303,760
45,029	WPX Energy Inc, (2)	207,584
	Total Oil, Gas & Consumable Fuels	511,344
	Pharmaceuticals – 1.9%
15,965	AstraZeneca PLC, Sponsored ADR	800,804
	Road & Rail – 2.3%
3,036	Kansas City Southern	534,761
2,320	Union Pacific Corp	411,081
	Total Road & Rail	945,842
	Semiconductors & Semiconductor Equipment – 8.5%
1,758	Broadcom Inc	614,649
17,316	Marvell Technology Group Ltd	649,523
1,788	NVIDIA Corp	896,432
4,274	NXP Semiconductors NV	577,503
9,857	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	826,707
	Total Semiconductors & Semiconductor Equipment	3,564,814
	Software – 5.8%
4,332	Proofpoint Inc, (2)	414,746
4,768	salesforcecom Inc, (2)	1,107,463
1,860	ServiceNow Inc, (2)	925,480
	Total Software	2,447,689
	Specialty Retail – 3.3%
4,752	Best Buy Co Inc	530,085
3,239	Home Depot Inc	863,874
	Total Specialty Retail	1,393,959
	Textiles, Apparel & Luxury Goods – 0.5%
10,435	Capri Holdings Ltd, (2)	221,431
23

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Tobacco – 1.7%
9,906	Philip Morris International Inc	$ 703,524
	Wireless Telecommunication Services – 1.8%
6,747	T-Mobile US Inc, (2)	739,269
	Total Long-Term Investments (cost $34,497,679)	41,458,781

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%
	REPURCHASE AGREEMENTS – 1.1%
$ 461	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $461,481, collateralized $417,300 U.S. Treasury Notes, 2.375%, due 05/15/27, value $470,760	0.000%	11/02/20	$ 461,481
	Total Short-Term Investments (cost $461,481)			461,481
	Total Investments (cost $34,959,160) – 100.0%			41,920,262
	Other Assets Less Liabilities – (0.0)%			(12,453)
	Net Assets – 100%			$ 41,907,809
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
24

Nuveen Small Cap Select Fund
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.4%
	COMMON STOCKS – 97.4%
	Aerospace & Defense – 1.2%
55,676	Kratos Defense & Security Solutions Inc, (2)	$ 1,051,720
	Air Freight & Logistics – 1.4%
25,483	Hub Group Inc, Class A, (2)	1,277,463
	Banks – 6.9%
23,599	Banner Corp	870,095
62,803	Home BancShares Inc/AR	1,042,530
22,033	Preferred Bank	745,376
44,443	Renasant Corp	1,267,070
25,535	Western Alliance Bancorp	1,052,042
23,472	Wintrust Financial Corp	1,155,527
	Total Banks	6,132,640
	Biotechnology – 7.4%
37,656	Amicus Therapeutics Inc, (2)	671,406
7,726	Arena Pharmaceuticals Inc, (2)	662,273
9,584	Arrowhead Pharmaceuticals Inc, (2)	549,163
3,221	Ascendis Pharma A/S, Sponsored ADR, (2)	526,150
7,716	Blueprint Medicines Corp, (2)	789,193
7,720	Emergent BioSolutions Inc, (2)	694,568
9,717	Fate Therapeutics Inc, (2)	431,435
6,062	Global Blood Therapeutics Inc, (2)	320,559
15,160	Halozyme Therapeutics Inc, (2)	424,480
15,386	Iovance Biotherapeutics Inc, (2)	548,972
1,622	Mirati Therapeutics Inc, (2)	352,201
5,610	Turning Point Therapeutics Inc, (2)	517,186
	Total Biotechnology	6,487,586
	Building Products – 3.2%
28,011	AZEK Co Inc, (2)	936,688
20,226	Patrick Industries Inc	1,127,599
48,165	PGT, Inc, (2)	798,576
	Total Building Products	2,862,863
	Capital Markets – 2.9%
15,947	Evercore Inc, Class A	1,268,425
15,843	Piper Sandler Cos	1,322,098
	Total Capital Markets	2,590,523
25

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Chemicals – 1.3%
37,102	Avient Corp	$ 1,152,759
	Commercial Services & Supplies – 1.2%
19,239	Casella Waste Systems Inc, Class A, (2)	1,038,714
	Construction & Engineering – 1.4%
24,135	MasTec Inc, (2)	1,198,061
	Construction Materials – 1.4%
67,316	Summit Materials Inc, Class A, (2)	1,190,820
	Consumer Finance – 0.9%
37,830	Regional Management Corp, (2)	768,706
	Electrical Equipment – 2.6%
18,712	EnerSys	1,339,779
10,053	Regal Beloit Corp	991,729
	Total Electrical Equipment	2,331,508
	Electronic Equipment, Instruments & Components – 2.9%
13,243	Array Technologies Inc, (2)	488,005
34,429	Belden Inc	1,063,167
85,606	TTM Technologies Inc, (2)	1,016,143
	Total Electronic Equipment, Instruments & Components	2,567,315
	Equity Real Estate Investment Trust – 6.0%
74,162	Brandywine Realty Trust	649,659
5,704	EastGroup Properties Inc	759,088
22,368	Healthcare Realty Trust Inc	621,831
49,049	Industrial Logistics Properties Trust	940,760
17,575	PotlatchDeltic Corp	730,241
30,732	STAG Industrial Inc	956,380
119,390	Summit Hotel Properties Inc	630,379
	Total Equity Real Estate Investment Trust	5,288,338
	Food Products – 1.0%
37,789	Nomad Foods Ltd, (2)	916,383
	Gas Utilities – 2.2%
16,932	Southwest Gas Holdings Inc	1,112,771
15,333	Spire Inc	859,261
	Total Gas Utilities	1,972,032
	Health Care Equipment & Supplies – 2.7%
18,112	AtriCure Inc, (2)	625,950
33,993	Establishment Labs Holdings Inc, (2)	850,845
26

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
8,184	Tandem Diabetes Care Inc, (2)	$ 892,056
	Total Health Care Equipment & Supplies	2,368,851
	Health Care Providers & Services – 4.2%
15,740	AMN Healthcare Services Inc, (2)	1,027,507
5,361	LHC Group Inc, (2)	1,160,925
70,524	Select Medical Holdings Corp, (2)	1,479,593
	Total Health Care Providers & Services	3,668,025
	Health Care Technology – 2.3%
82,542	Change Healthcare Inc, (2)	1,167,969
32,083	HMS Holdings Corp, (2)	854,050
	Total Health Care Technology	2,022,019
	Hotels, Restaurants & Leisure – 4.4%
25,842	BJ's Restaurants Inc	729,003
15,599	Jack in the Box Inc	1,248,856
12,968	Papa John's International Inc	993,349
16,430	Penn National Gaming Inc, (2)	886,891
	Total Hotels, Restaurants & Leisure	3,858,099
	Household Durables – 1.7%
8,774	Meritage Homes Corp, (2)	764,128
4,755	TopBuild Corp, (2)	728,513
	Total Household Durables	1,492,641
	Insurance – 1.6%
6,906	Primerica Inc	761,317
36,718	Selectquote Inc, (2)	632,284
	Total Insurance	1,393,601
	IT Services – 4.0%
108,744	Everi Holdings Inc, (2)	936,286
19,889	LiveRamp Holdings Inc, (2)	1,314,464
19,211	MAXIMUS Inc	1,298,279
	Total IT Services	3,549,029
	Machinery – 5.1%
33,011	Altra Industrial Motion Corp	1,411,550
18,343	Astec Industries Inc	931,825
56,407	Shyft Group Inc	1,089,219
25,523	SPX Corp, (2)	1,081,920
	Total Machinery	4,514,514
	Media – 1.2%
12,311	Nexstar Media Group Inc, Class A	1,014,426
27

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    October 31, 2020
Shares	Description (1)	Value
	Mortgage Real Estate Investment Trust – 0.8%
96,292	Ladder Capital Corp	$ 722,190
	Multi-Utilities – 1.5%
22,582	Black Hills Corp	1,279,496
	Oil, Gas & Consumable Fuels – 1.1%
94,769	Parsley Energy Inc, Class A	948,638
	Paper & Forest Products – 2.2%
36,149	Domtar Corp	863,238
38,444	Louisiana-Pacific Corp	1,098,730
	Total Paper & Forest Products	1,961,968
	Pharmaceuticals – 2.8%
21,255	Horizon Therapeutics Plc, (2)	1,592,637
4,015	MyoKardia Inc, (2)	897,473
	Total Pharmaceuticals	2,490,110
	Professional Services – 1.2%
27,599	Huron Consulting Group Inc, (2)	1,044,898
	Semiconductors & Semiconductor Equipment – 3.8%
8,950	CMC Materials Inc	1,272,601
34,139	Lattice Semiconductor Corp, (2)	1,191,451
24,934	MACOM Technology Solutions Holdings Inc, (2)	910,091
	Total Semiconductors & Semiconductor Equipment	3,374,143
	Software – 6.8%
18,005	J2 Global Inc, (2)	1,222,179
18,800	LivePerson Inc, (2)	1,005,048
30,891	Model N Inc, (2)	1,088,290
28,727	Ping Identity Holding Corp, (2)	795,451
18,480	Rapid7 Inc, (2)	1,144,466
17,647	Sailpoint Technologies Holdings Inc, (2)	732,527
	Total Software	5,987,961
	Specialty Retail – 2.0%
19,435	Aaron's Holdings Co Inc	1,015,673
2,215	RH, (2)	742,535
	Total Specialty Retail	1,758,208
	Textiles, Apparel & Luxury Goods – 2.7%
21,327	Crocs Inc, (2)	1,116,042
5,026	Deckers Outdoor Corp, (2)	1,273,438
	Total Textiles, Apparel & Luxury Goods	2,389,480
28

Shares	Description (1)	Value
	Trading Companies & Distributors – 1.4%
20,614	Applied Industrial Technologies Inc	$ 1,258,485
	Total Common Stocks (cost $75,244,934)	85,924,213

Shares	Description (1), (3)	Value
	EXCHANGE-TRADED FUNDS – 1.0%
7,811	SPDR S&P Biotech ETF, (4)	$ 880,846
	Total Exchange-Traded Funds (cost $609,238)	880,846
	Total Long-Term Investments (cost $75,854,172)	86,805,059

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.0%
	MONEY MARKET FUNDS – 1.0%
910,502	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.090% (6)	$ 910,502
	Total Investments Purchased with Collateral from Securities Lending (cost $910,502)		910,502

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%
	REPURCHASE AGREEMENTS – 2.3%
$ 2,052	Repurchase Agreement with Fixed Income Clearing Corporation, dated 10/30/20, repurchase price $2,052,468, collateralized $1,855,800 U.S. Treasury Notes, 2.375%, due 05/15/27, value $2,093,544	0.000%	11/02/20	$ 2,052,468
	Total Short-Term Investments (cost $2,052,468)			2,052,468
	Total Investments (cost $78,817,142) – 101.7%			89,768,029
	Other Assets Less Liabilities – (1.7)%			(1,510,511)
	Net Assets – 100%			$ 88,257,518
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $871,938.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4- Portfolio Securities and Investments in Derivatives for more information.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
SPDR	Standard & Poor's Depositary Receipt
See accompanying notes to financial statements.
29

Statement of Assets and Liabilities
October 31, 2020
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $34,497,679 and $75,854,172, respectively)(1)	$41,458,781	$86,805,059
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	910,502
Short-term investments, at value (cost approximates value)	461,481	2,052,468
Receivable for:
Dividends	37,995	23,812
Due from affiliate	1,439	14,429
Investments sold	—	277,601
Shares sold	19,739	102,394
Other assets	17,965	42,781
Total assets	41,997,400	90,229,046
Liabilities
Payable for:
Collateral from securities lending program	—	910,502
Investments purchased - regular settlement	—	586,945
Shares redeemed	22,042	272,079
Accrued expenses:
Custodian fees	5,438	8,000
Directors fees	40	18,212
Management fees	16,292	64,863
Professional fees	19,274	19,667
Shareholder reporting expenses	6,509	14,565
Shareholder servicing agent fees	10,057	61,099
12b-1 distribution and service fees	6,913	13,603
Other	3,026	1,993
Total liabilities	89,591	1,971,528
Net assets	$41,907,809	$88,257,518

See accompanying notes to financial statements.
30

Statement of Assets and Liabilities (continued)
	Large Cap Select	Small Cap Select
Class A Shares
Net assets	$24,134,760	$49,513,055
Shares outstanding	751,441	6,322,679
Net asset value ("NAV") per share	$ 32.12	$ 7.83
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 34.08	$ 8.31
Class C Shares
Net assets	$ 1,743,077	$ 807,364
Shares outstanding	58,975	190,840
NAV and offering price per share	$ 29.56	$ 4.23
Class R3 Shares
Net assets	$ —	$ 4,602,778
Shares outstanding	—	672,939
NAV and offering price per share	$ —	$ 6.84
Class R6 Shares
Net assets	$ —	$ 1,993,796
Shares outstanding	—	187,005
NAV and offering price per share	$ —	$ 10.66
Class I Shares
Net assets	$16,029,972	$31,340,525
Shares outstanding	494,591	2,947,059
NAV and offering price per share	$ 32.41	$ 10.63
Fund level net assets consist of:
Capital paid-in	$34,652,097	$76,196,707
Total distributable earnings	7,255,712	12,060,811
Fund level net assets	$41,907,809	$88,257,518
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001

(1)	Includes securities loaned of $- and $871,938 for Large Cap Select and Small Cap Select, respectively.
See accompanying notes to financial statements.
31

Statement of Operations
Year Ended October 31, 2020
	Large Cap Select	Small Cap Select
Investment Income
Dividends	$ 718,294	$ 990,157
Interest	1,985	8,420
Securities lending income	80	4,827
Payment from affiliate	1,439	14,429
Tax withheld	(5,984)	—
Total investment income	715,814	1,017,833
Expenses
Management fees	303,858	728,761
12b-1 service fees - Class A Shares	60,697	125,057
12b-1 distribution and service fees - Class C Shares	20,106	8,994
12b-1 distribution and service fees - Class R3 Shares	—	23,552
Shareholder servicing agent fees	29,874	147,715
Custodian fees	15,703	22,814
Professional fees	28,638	28,229
Directors fees	1,016	2,052
Shareholder reporting expenses	14,473	24,615
Federal and state registration fees	54,776	80,333
Other	8,595	13,818
Total expenses before fee waiver/expense reimbursement	537,736	1,205,940
Fee waiver/expense reimbursement	(85,058)	(202,144)
Net expenses	452,678	1,003,796
Net investment income (loss)	263,136	14,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,173,674	2,286,463
Change in net unrealized appreciation (depreciation) of investments	908,025	(762,160)
Net realized and unrealized gain (loss)	2,081,699	1,524,303
Net increase (decrease) in net assets from operations	$2,344,835	$1,538,340
See accompanying notes to financial statements.
32

Statement of Changes in Net Assets
	Large Cap Select		Small Cap Select
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19
Operations
Net investment income (loss)	$ 263,136	$ 561,103	$ 14,037	$ 84,809
Net realized gain (loss) from investments	1,173,674	(1,025,607)	2,286,463	(209,980)
Change in net unrealized appreciation (depreciation) of investments	908,025	6,416,434	(762,160)	6,331,612
Net increase (decrease) in net assets from operations	2,344,835	5,951,930	1,538,340	6,206,441
Distributions to Shareholders
Dividends:
Class A Shares	(288,657)	(894,093)	(81,269)	(11,801,893)
Class C Shares	(9,872)	(80,595)	—	(422,601)
Class R3 Shares	—	—	—	(1,142,174)
Class R6 Shares	—	—	(11,344)	(1,031,249)
Class I Shares	(256,895)	(1,910,495)	(116,045)	(5,461,767)
Decrease in net assets from distributions to shareholders	(555,424)	(2,885,183)	(208,658)	(19,859,684)
Fund Share Transactions
Proceeds from sale of shares	5,878,456	8,928,213	15,280,667	15,825,165
Proceeds from shares issued to shareholders due to reinvestment of distributions	417,962	2,490,169	197,954	19,068,666
	6,296,418	11,418,382	15,478,621	34,893,831
Cost of shares redeemed	(11,065,090)	(43,341,723)	(22,801,671)	(38,571,414)
Net increase (decrease) in net assets from Fund share transactions	(4,768,672)	(31,923,341)	(7,323,050)	(3,677,583)
Net increase (decrease) in net assets	(2,979,261)	(28,856,594)	(5,993,368)	(17,330,826)
Net assets at the beginning of period	44,887,070	73,743,664	94,250,886	111,581,712
Net assets at the end of period	$ 41,907,809	$ 44,887,070	$ 88,257,518	$ 94,250,886
See accompanying notes to financial statements.
33

Financial Highlights
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2020	$30.71	$ 0.17	$1.61	$1.78	$(0.37)	$ —	$(0.37)	$32.12
2019	28.87	0.21	2.72	2.93	(0.10)	(0.99)	(1.09)	30.71
2018	27.50	0.12	1.38	1.50	(0.13)	—	(0.13)	28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
Class C (01/03)
2020	28.28	(0.06)	1.47	1.41	(0.13)	—	(0.13)	29.56
2019	26.77	( —)*	2.50	2.50	—	(0.99)	(0.99)	28.28
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
Class I (01/03)
2020	30.98	0.25	1.62	1.87	(0.44)	—	(0.44)	32.41
2019	29.13	0.28	2.73	3.01	(0.17)	(0.99)	(1.16)	30.98
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

5.76%	$24,135	1.30%	0.34%	0.34%	1.11%	0.54%	0.54%	101%
10.86	24,224	1.20	0.68	N/A	1.15	0.73	N/A	108
5.47	23,030	1.16	0.37	N/A	1.14	0.39	N/A	101
29.99	14,778	1.19	0.36	N/A	1.14	0.40	N/A	276
3.40	7,983	1.22	0.44	N/A	1.21	0.45	N/A	116

4.99	1,743	2.05	(0.40)	(0.40)	1.86	(0.21)	(0.21)	101
10.02	2,097	1.95	(0.07)	N/A	1.90	(0.02)	N/A	108
4.65	2,145	1.91	(0.39)	N/A	1.89	(0.37)	N/A	101
29.06	1,389	1.94	(0.39)	N/A	1.89	(0.34)	N/A	276
2.64	1,074	1.97	(0.32)	N/A	1.96	(0.31)	N/A	116

6.02	16,030	1.05	0.60	0.60	0.86	0.79	0.79	101
11.13	18,567	0.95	0.93	N/A	0.90	0.98	N/A	108
5.74	48,569	0.91	0.63	N/A	0.89	0.65	N/A	101
30.31	45,599	0.94	0.61	N/A	0.89	0.66	N/A	276
3.69	37,597	0.97	0.69	N/A	0.96	0.70	N/A	116
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to more than $(.01) per share
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
35

Financial Highlights (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2020	$ 7.71	$( —)**	$0.13	$0.13	$ (0.01)	$ —	$(0.01)	$ 7.83
2019	9.26	( —)**	0.28	0.28	( —)**	(1.83)	(1.83)	7.71
2018	10.13	(0.01)	0.35	0.34	—	(1.21)	(1.21)	9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
Class C (09/01)
2020	4.19	(0.03)	0.07	0.04	—	—	—	4.23
2019	6.00	(0.03)	0.05	0.02	—	(1.83)	(1.83)	4.19
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
Class R3 (01/94)
2020	6.74	(0.02)	0.12	0.10	—	—	—	6.84
2019	8.37	(0.02)	0.22	0.20	—	(1.83)	(1.83)	6.74
2018	9.28	(0.03)	0.33	0.30	—	(1.21)	(1.21)	8.37
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
Class R6 (02/18)
2020	10.49	0.03	0.20	0.23	(0.06)	—	(0.06)	10.66
2019	11.87	0.04	0.44	0.48	(0.03)	(1.83)	(1.86)	10.49
2018(f)	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2020	10.46	0.02	0.19	0.21	(0.04)	—	(0.04)	10.63
2019	11.85	0.03	0.44	0.47	(0.03)	(1.83)	(1.86)	10.46
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

1.70%	$49,513	1.48%	(0.29)%	(0.31)%	1.24%	(0.05)%	(0.07)%	90%
6.95	55,849	1.42	(0.17)	N/A	1.24	0.01	N/A	70
3.48	60,930	1.43	(0.24)	N/A	1.24	(0.06)	N/A	95
21.76	67,405	1.41	(0.24)	N/A	1.33	(0.16)	N/A	66
4.05	67,428	1.44	0.10	N/A	1.44	0.10	N/A	66

0.95	807	2.23	(1.01)	(1.03)	1.99	(0.78)	(0.80)	90
6.09	1,029	2.17	(0.92)	N/A	1.99	(0.74)	N/A	70
2.78	1,436	2.18	(1.00)	N/A	1.99	(0.81)	N/A	95
20.75	4,913	2.16	(0.99)	N/A	2.09	(0.91)	N/A	66
3.37	5,625	2.19	(0.65)	N/A	2.19	(0.65)	N/A	66

1.48	4,603	1.73	(0.55)	(0.57)	1.49	(0.32)	(0.34)	90
6.65	5,194	1.68	(0.42)	N/A	1.49	(0.24)	N/A	70
3.34	5,264	1.68	(0.50)	N/A	1.49	(0.31)	N/A	95
21.40	5,381	1.66	(0.49)	N/A	1.59	(0.41)	N/A	66
3.76	5,310	1.69	(0.12)	N/A	1.69	(0.12)	N/A	66

2.15	1,994	1.09	0.08	0.06	0.86	0.32	0.30	90
7.22	2,070	1.03	0.17	N/A	0.85	0.36	N/A	70
0.42	6,532	1.03*	0.06*	N/A	0.85*	0.24*	N/A	95

2.00	31,341	1.23	(0.04)	(0.06)	0.99	0.19	0.17	90
7.13	30,109	1.17	0.08	N/A	0.99	0.26	N/A	70
3.77	37,420	1.18	0.02	N/A	0.99	0.21	N/A	95
22.03	49,150	1.16	0.01	N/A	1.08	0.09	N/A	66
4.33	45,574	1.19	0.36	N/A	1.19	0.36	N/A	66

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended October 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period February 28, 2018 (commencement of operations) through October 31, 2018.
*	Annualized.
**	Rounds to more than $(.01) per share.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
37

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is October 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) with-out an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
38

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
39

Notes to Financial Statements (continued)
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$41,458,781	$ —	$ —	$41,458,781
Short-Term Investments:
Repurchase Agreements	—	461,481	—	461,481
Total	$41,458,781	$461,481	$ —	$41,920,262

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$85,924,213	$ —	$ —	$85,924,213
Exchange-Traded Funds	880,846	—	—	880,846
Investments Purchased with Collateral from Securities Lending	910,502	—	—	910,502
Short-Term Investments:
Repurchase Agreements	—	2,052,468	—	2,052,468
Total	$87,715,561	$2,052,468	$ —	$89,768,029

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
40

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	Fixed Income Clearing Corporation	$ 461,481	$ (461,481)	$ —
Small Cap Select	Fixed Income Clearing Corporation	2,052,468	(2,052,468)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. U.S. Bank National Association (“U.S. Bank”) served as the Funds' securities lending agent from the beginning of the current fiscal period until July 15, 2020. Effective August 14, 2020, the Funds’ custodian, State Street Bank and Trust Company (“State Street”), serves as the Funds' securities lending agent (U.S. Bank and State Street are collectively and individually referred to herein as the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. Collateral for the loaned securities is invested in a government money market fund maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act, for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of securities on loan and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Small Cap Select	Exchange-Traded Funds	$871,938	$910,502
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Large Cap Select	Small Cap Select
Purchases	$43,139,467	$76,005,494
Sales	49,032,642	83,853,994
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
41

Notes to Financial Statements (continued)
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 10/31/20		Year Ended 10/31/19
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	134,762	$ 4,158,714	177,515	$ 4,930,221
Class A – automatic conversion of Class C Shares	322	9,547	486	13,884
Class C	7,173	185,304	24,930	643,351
Class I	50,169	1,524,891	120,055	3,340,757
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,421	275,945	32,369	835,988
Class C	304	9,233	3,148	75,284
Class I	4,024	132,784	60,673	1,578,897
	205,175	6,296,418	419,176	11,418,382
Shares redeemed:
Class A	(180,869)	(5,479,450)	(219,203)	(6,275,373)
Class C	(22,286)	(631,267)	(33,536)	(894,697)
Class C – automatic conversion to Class A Shares	(349)	(9,547)	(526)	(13,884)
Class I	(158,896)	(4,944,826)	(1,248,745)	(36,157,769)
	(362,400)	(11,065,090)	(1,502,010)	(43,341,723)
Net increase (decrease)	(157,225)	$ (4,768,672)	(1,082,834)	$(31,923,341)

42

	Year Ended 10/31/20		Year Ended 10/31/19
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	307,114	$ 2,205,137	482,537	$ 3,499,928
Class A – automatic conversion of Class C Shares	565	4,406	1,287	10,280
Class C	70,370	281,979	43,704	181,629
Class R3	224,753	1,220,971	256,759	1,677,173
Class R6	65,961	634,452	202,682	2,051,384
Class I	1,104,358	10,933,722	843,491	8,404,771
Shares issued to shareholders due to reinvestment of distributions:
Class A	9,868	80,423	1,813,633	11,697,567
Class C	—	—	119,270	421,025
Class R3	—	—	201,838	1,140,383
Class R6	1,026	11,344	117,392	1,031,249
Class I	9,610	106,187	545,179	4,778,442
	1,793,625	15,478,621	4,627,772	34,893,831
Shares redeemed:
Class A	(1,242,360)	(9,117,685)	(1,629,812)	(12,135,488)
Class C	(124,081)	(490,229)	(154,537)	(622,536)
Class C – automatic conversion to Class A Shares	(1,041)	(4,406)	(2,231)	(10,280)
Class R3	(322,738)	(2,126,594)	(316,677)	(2,085,951)
Class R6	(77,255)	(754,897)	(673,304)	(6,773,557)
Class I	(1,044,786)	(10,307,860)	(1,668,575)	(16,943,602)
	(2,812,261)	(22,801,671)	(4,445,136)	(38,571,414)
Net increase (decrease)	(1,018,636)	$ (7,323,050)	182,636	$ (3,677,583)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of October 31, 2020.
	Large Cap Select	Small Cap Select
Tax cost of investments	$35,019,292	$79,041,408
Gross unrealized:
Appreciation	$ 7,734,297	$15,796,983
Depreciation	(833,327)	(5,070,362)
Net unrealized appreciation (depreciation) of investments	$ 6,900,970	$10,726,621
Permanent differences, primarily due to federal taxes paid, real estate investment trust adjustments, distribution reallocations, and tax equalization, resulted in reclassifications among the Funds' components of net assets as of October 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' tax year end, were as follows:
43

Notes to Financial Statements (continued)
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$215,137	$ —
Undistributed net long-term capital gains	139,605	1,384,383

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended October 31, 2020 and October 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$555,424	$ 64,365
Distributions from net long-term capital gains	—	144,293

2019	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$2,753,146	$ 5,582,744
Distributions from net long-term capital gains	132,037	14,276,940

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Funds' tax year ended October 31, 2020, the Funds utilized capital loss carryforwards as follows:
	Large Cap Select	Small Cap Select
Utilized capital loss carryforwards	$834,737	$647,469
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Small Cap Select
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	32,071

[2]	Capital losses incurred from November 1, 2019 through October 31, 2020, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2020 through October 31, 2020 and/or specified losses incurred from November 1, 2019 through October 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
44

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2020, the complex-level fee for each Fund was 0.200%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.80%*	July 31, 2022
Small Cap Select	0.99	July 31, 2022
*    Effective May 29, 2020, the Fund's Temporary Expense Cap changed from 0.89% to 0.80%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations and an income due to the funds as of the end of the reporting period is recognized as "Receivable due from affiliate" on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$10,525	$9,414
45

Notes to Financial Statements (continued)
	Large Cap Select	Small Cap Select
Paid to financial intermediaries (Unaudited)	9,337	8,217
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$749	$1,680
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$1,861	$1,587
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$976	$111
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potentia limportance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Class C Shares
Effective March 1, 2021, Class C Shares will automatically convert to Class A Shares eight years after purchase.
46

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2020:
	Large Cap Select	Small Cap Select
Long-term capital gain dividends	$14,492	$196,726
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Large Cap Select	Small Cap Select
% of DRD	100.0%	100.0%
% of QDI	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
47

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
48

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Directors (the “Board” and each Director, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
50

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Large Cap Select Fund (the “Large Cap Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and ranked in the first quartile of its Performance Peer Group for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2020 and third quartile of its Performance Peer Group for the three-year period ended March 31, 2020. The Board was satisfied with the overall performance of the Fund.
For Nuveen Small Cap Select Fund (the “Small Cap Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three-year period ended December 31, 2019, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2019. The Fund further ranked in the first quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and second quartile of its Performance Peer Group for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2020 but the Fund outperformed its benchmark for the one-year period ended March 31, 2020 and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they
52

were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (a) the Large Cap Fund had a net management fee and a net expense ratio that were below the respective peer averages; and (b) the Small Cap Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average. The Board further noted that the Adviser agreed to reduce the temporary expense cap applicable to the Large Cap Fund and that such reduction would be effective through July 31, 2022.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
54

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense cap applicable to each Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
55

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 20, 2020 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
56

Directors and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. None of the Directors who are not “interested” persons of the Funds (referred to herein as “Independent Directors”) has ever been a Director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Director oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	150
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company (media and publishing); formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., (regional financial services firm).	150
57

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	150
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (telecommunication services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	150
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	150
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	150
58

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	150
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Director	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since November 2020), Crown Castle International Corp. (owns, operates and leases cell towers and fiber routes supporting small cells and fiber solutions).	150
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	150
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	150

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
59

Directors and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since November 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
60

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), General Counsel (since 2020), formerly, Co-General Counsel (2019-2020) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (sdince 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2009); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (2017-2020) Managing Director (2003-2017) and Assistant Secretary (2003-2020) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (2006-2020) and of Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
61

Notes
62

Notes
63

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-FSLCT-1020P1434983-INV-Y-12/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended October 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	21,735	0	5,000	0
Nuveen Mid Cap Growth Opportunities Fund	15,865	0	5,000	0
Nuveen Small Cap Value Fund	18,915	0	2,500	0
Nuveen Mid Cap Value Fund	15,715	0	2,500	0
Nuveen Small Cap Growth Opportunities Fund	15,435	0	2,500	0
Nuveen Small Cap Select Fund	14,975	0	2,500	0
Nuveen Large Cap Select Fund	14,835	0	0	0

Total	$117,475	$0	$20,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,740	0	3,020	0
Nuveen Mid Cap Growth Opportunities Fund	16,370	0	3,020	0
Nuveen Small Cap Value Fund	22,920	0	3,020	0
Nuveen Mid Cap Value Fund	15,660	0	3,020	0
Nuveen Small Cap Growth Opportunities Fund	14,745	0	3,020	0
Nuveen Small Cap Select Fund	14,775	0	3,020	0
Nuveen Large Cap Select Fund	14,615	0	3,020	0

Total	$117,825	$0	$21,140	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2020	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Value Fund	5,000	0	0
Nuveen Mid Cap Growth Opportunities Fund	5,000	0	0
Nuveen Small Cap Value Fund	2,500	0	0
Nuveen Mid Cap Value Fund	2,500	0	0
Nuveen Small Cap Growth Opportunities Fund	2,500	0	0
Nuveen Small Cap Select Fund	2,500	0	0
Nuveen Large Cap Select Fund	0	0	0

Total	$19,999	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2019	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Nuveen Dividend Value Fund	3,020	0	0
Nuveen Mid Cap Growth Opportunities Fund	3,020	0	0
Nuveen Small Cap Value Fund	3,020	0	0
Nuveen Mid Cap Value Fund	3,020	0	0
Nuveen Small Cap Growth Opportunities Fund	3,020	0	0
Nuveen Small Cap Select Fund	3,020	0	0
Nuveen Large Cap Select Fund	3,020	0	0

Total	$21,141	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 7, 2021